UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 6377

DREYFUS MUNICIPAL FUNDS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/11

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
AMT-Free Municipal
Bond Fund

ANNUAL REPORT August 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
34	Statement of Assets and Liabilities
35	Statement of Operations
36	Statement of Changes in Net Assets
38	Financial Highlights
43	Notes to Financial Statements
56	Report of Independent Registered Public Accounting Firm
57	Important Tax Information
58	Board Members Information
61	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free Municipal
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus AMT-Free Municipal Bond Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although investors were encouraged by expectations of a more robust economic recovery through the first quarter of 2011, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest credit rating.While most fixed-income securities proved volatile in this tumultuous environment, municipal bonds held up relatively well due to robust demand for a limited supply of newly issued securities.

The economic outlook currently is clouded by uncertainty and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe.To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by James Welch and Steven Harvey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus AMT-Free Municipal Bond Fund’s Class A shares produced a total return of 1.60%, Class B shares returned 1.18%, Class C shares returned 0.85%, Class I shares returned 1.93%, and Class Z shares returned 1.80%.1 In comparison, the Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, produced a total return of 2.66%.2 After encountering weak market conditions over the final months of 2010, municipal bonds generally rebounded in 2011 as a reduced supply of newly issued securities was met by robust investor demand.The fund lagged its benchmark, primarily due to overweighted exposure to longer-term bonds when yield spreads widened early in the reporting period.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital.

To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal income tax.The fund also seeks to provide income exempt from the federal alternative minimum tax.

The fund invests at least 65% of its assets in municipal bonds with an A or higher credit rating, or the unrated equivalent as determined by Dreyfus.The fund may invest the remaining 35% of its assets in municipal bonds with a credit rating lower than A, including municipal bonds rated below investment grade (“high yield” or “junk” bonds), or the unrated equivalent as determined by Dreyfus.

The fund’s portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market;

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

  Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Municipal Bonds Held Up Relatively Well Amid Uncertainty

New stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings generally supported investor sentiment into the first quarter of 2011.While investor confidence was shaken in February due to political unrest in the Middle East, and again in March, when natural and nuclear disasters struck Japan, most markets bounced back quickly from these unexpected shocks.

Economic sentiment began to deteriorate in earnest in late April when Greece appeared headed for default on its sovereign debt, U.S. economic data disappointed and the debate regarding U.S. government spending and borrowing intensified. Riskier assets suffered bouts of volatility as investors shifted their focus to traditionally defensive investments. Turbulence among stocks and lower-rated bonds was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Despite these developments, municipal bond prices were buoyed in 2011 by strong investor demand for a limited supply of newly issued securities, offsetting the effects of market weakness at the end of 2010.The termination of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing over the first eight months of 2011. Yet, demand remained robust from investors seeking competitive levels of tax-exempt income.

Longer Term Bonds Dampened Relative Performance

The fund produced mildly positive total returns during the turbulent reporting period, but relative results were undermined by overweighted exposure to longer-term municipal bonds as long-term interest rates climbed and yield differences widened along the market’s maturity spectrum during the reporting period’s first half. Zero-coupon bonds, bonds backed by charter schools, health care securities and bonds backed by the states’ settlement of litigation with U.S. tobacco companies fared relatively poorly.

On a more positive note, the fund benefited from housing bonds and a rebound among securities issued by the states of California, Illinois and New Jersey.

4

Adjusting to a Slower-Growth Environment

Throughout the reporting period, we took steps to improve the fund’s risk profile by reducing the maturities and increasing the credit quality of its holdings. Consequently, the fund ended the reporting period with an emphasis on higher-rated municipal bonds with intermediate-term maturities. In our view, securities with these characteristics are likely to be the focus of robust demand from individual investors seeking competitive levels of tax-advantaged income as they grow more concerned about persistently low interest rates and potential tax increases.

In addition, due to ongoing supply-and-demand dynamics, we currently expect the municipal bond market to hold up better than many sectors of the taxable fixed-income market. Nonetheless, we intend to remain vigilant in monitoring economic and market developments, including risks stemming from changes in interest rates and credit conditions, until the direction and strength of the U.S. economy become clearer.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Neither Class Z nor
Class I shares are subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes. Capital gains, if any, are fully taxable.The Dreyfus Corporation has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that total annual fund operating expenses of Class A, B, C, I and Z shares (excluding Rule 12b-1 fees, shareholder services fees for Class A, B, C, I and Z shares, taxes, brokerage commissions, extraordinary expenses, interest expenses, and commitment fees on borrowings) do not exceed
0.45%. Dreyfus may terminate this agreement upon at least 90 days’ prior notice to investors but has committed not to do so until at least January 1, 2012.Without this absorption returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus AMT-Free Municipal Bond Fund Class A shares, Class B shares, Class C shares, Class I shares and Class Z shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.
†† The total return figures presented for Class A, Class B and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to March 31, 2003 (the inception date for Class A, Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to December
15, 2008 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C, Class I and Class Z shares of Dreyfus AMT-Free Municipal Bond Fund on 8/31/01 to a $10,000 investment made in the Barclays
Capital Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The fund invests primarily in municipal securities and its performance shown in the line graph takes into account fees and expenses.The Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.
Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the
Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/11

Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/31/03	–2.97%	2.92%	3.74%†††
without sales charge	3/31/03	1.60%	3.88%	4.23%†††
Class B shares
with applicable redemption charge †	3/31/03	–2.72%	3.04%	4.02%†††
without redemption	3/31/03	1.18%	3.38%	4.02%†††
Class C shares
with applicable redemption charge ††	3/31/03	–0.13%	3.10%	3.58%†††
without redemption	3/31/03	0.85%	3.10%	3.58%†††
Class I shares	12/15/08	1.93%	4.15%†††	4.46%†††
Class Z shares	5/6/94	1.80%	4.14%	4.45%
Barclays Capital
Municipal Bond Index		2.66%	4.94%	4.95%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class A, Class B and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to March 31, 2003 (the inception date for Class A,
Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to December 15, 2008 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Bond Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$3.64	$6.24	$7.53	$2.34	$2.60
Ending value (after expenses)	$1,064.20	$1,062.30	$1,060.20	$1,066.30	$1,066.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

	Class A	Class B	Class C	Class I	Class Z
Expenses paid per $1,000†	$3.57	$6.11	$7.37	$2.29	$2.55
Ending value (after expenses)	$1,021.68	$1,019.16	$1,017.90	$1,022.94	$1,022.68

† Expenses are equal to the fund’s annualized expense ratio of .70% for Class A, 1.20% for Class B, 1.45% for
Class C, .45% for Class I and .50% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.2%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—1.4%
Alabama State Board of Education,
Revenue (Calhoun Community
College) (Insured; AMBAC)	5.00	5/1/25	5,155,000		5,348,158
Birmingham Water Works Board,
Water Revenue	5.00	1/1/23	1,395,000		1,565,636
Arizona—1.6%
Glendale Western Loop 101 Public
Facilities Corporation, Third
Lien Excise Tax Revenue	7.00	7/1/28	2,000,000		2,122,400
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	4,000,000		3,203,960
Salt River Project Agricultural
Improvement and Power
District, COP (Desert Basin
Independent Trust) (Insured;
National Public Finance
Guarantee Corp.)	5.00	12/1/18	2,700,000		2,902,635
Arkansas—.2%
Arkansas Development Finance
Authority, Construction Revenue
(Public Health Laboratory
Project) (Insured; AMBAC)	5.00	12/1/17	1,025,000		1,095,428
California—10.8%
California,
Economic Recovery Bonds	5.00	7/1/20	3,000,000		3,522,300
California,
GO	5.25	10/1/16	295,000		296,142
California,
GO (Various Purpose)	5.25	3/1/30	2,500,000		2,626,725
California,
GO (Various Purpose)	5.75	4/1/31	6,700,000		7,284,307
California,
GO (Various Purpose)	5.50	11/1/35	3,575,000		3,765,333
California,
GO (Various Purpose)	6.00	11/1/35	3,000,000		3,320,700
California Educational
Facilities Authority, Revenue
(Pomona College)	0.00	7/1/30	3,005,000	[a]	1,046,882

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
California Statewide Communities
Development Authority, Revenue
(The Salk Institute for Biological
Studies) (Insured; National Public
Finance Guarantee Corp.)	5.00	7/1/24	1,880,000		1,968,905
Glendale Community College
District, GO (Insured;
National Public Finance
Guarantee Corp.)	0.00	8/1/21	1,520,000	[a]	957,767
Glendora Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/26	2,575,000	[a]	1,090,950
Glendora Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	0.00	8/1/27	2,000,000	[a]	789,000
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	1,925,000		1,347,615
Los Angeles,
Wastewater System Revenue	5.75	6/1/34	2,500,000		2,790,150
Los Angeles Harbor Department,
Revenue	5.25	8/1/25	3,500,000		3,927,420
Nevada Joint Union High School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	5.00	8/1/22	1,160,000		1,196,621
Pajaro Valley Unified School
District, GO (Insured; Assured
Guaranty Municipal Corp.)	0.00	8/1/26	1,500,000	[a]	623,730
Placer Union High School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/27	4,110,000	[a]	1,586,707
Placer Union High School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	0.00	8/1/28	4,000,000	[a]	1,435,600
Sacramento County,
Airport System Senior Revenue	5.30	7/1/27	2,000,000		2,132,460
Sacramento County,
Airport System Senior Revenue	5.38	7/1/28	2,000,000		2,104,840

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Francisco City and County
Public Utilities Commission,
San Francisco Water Revenue	5.00	11/1/27	3,280,000		3,559,948
San Juan Unified School District,
GO (Insured; National Public
Finance Guarantee Corp.)	5.25	8/1/20	1,425,000		1,515,274
Tustin Unified School District
Community Facilities District
Number 97-1, Senior Lien Special
Tax Bonds (Insured; Assured
Guaranty Municipal Corp.)	0.00	9/1/21	1,615,000	[a]	960,925
University of California Regents,
General Revenue	5.75	5/15/31	2,000,000		2,276,180
Walnut Valley Unified School
District, GO (Insured; FGIC)	6.50	8/1/19	1,765,000		1,813,273
West Sacramento Redevelopment
Agency, Tax Allocation Revenue
(West Sacramento Redevelopment
Project) (Insured; National
Public Finance Guarantee Corp.)	4.75	9/1/16	800,000		805,096
Colorado—1.3%
Black Hawk,
Device Tax Revenue	5.00	12/1/14	500,000		526,285
Black Hawk,
Device Tax Revenue	5.00	12/1/18	600,000		603,834
Colorado Educational and Cultural
Facilities Authority, Charter
School Revenue (American
Academy Project)	8.00	12/1/40	1,000,000		1,167,090
Colorado Health Facilities
Authority, Revenue (Catholic
Health Initiatives)	6.25	10/1/33	1,200,000		1,315,452
E-470 Public Highway Authority,
Senior Revenue	5.38	9/1/26	1,000,000		969,480
E-470 Public Highway Authority,
Senior Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	9/1/24	2,000,000		1,976,260

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Delaware—.1%
Delaware Housing Authority,
Revenue	5.15	7/1/17	185,000	188,837
Delaware Housing Authority,
Revenue	5.40	7/1/24	260,000	269,022
District of Columbia—1.0%
Metropolitan Washington
Airports Authority,
Airport System Revenue	5.00	10/1/35	4,000,000	4,191,720
Washington Metropolitan Area
Transit Authority, Gross
Revenue Transit Revenue	5.13	7/1/32	1,000,000	1,066,300
Florida—7.2%
Broward County,
Airport System Revenue	5.38	10/1/29	2,535,000	2,665,400
Broward County Educational
Facilities Authority,
Educational Facilities Revenue
(Nova Southeastern University
Project) (Insured; Assured
Guaranty Municipal Corp.)	5.00	4/1/36	1,800,000	1,794,870
Citizens Property Insurance
Corporation, Coastal Account
Senior Secured Revenue	5.00	6/1/19	3,000,000	3,180,390
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.25	6/1/17	1,255,000	1,365,829
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue	5.50	6/1/17	2,000,000	2,202,420
Florida Department of Corrections,
COP (Okeechobee Correctional
Institution) (Insured; AMBAC)	5.00	3/1/15	1,000,000	1,109,550
Florida Municipal Power Agency,
All-Requirements Power Supply
Project Revenue	6.25	10/1/31	3,260,000	3,724,713
Lee County,
Transportation Facilities
Revenue (Sanibel Bridges and
Causeway Project) (Insured; CIFG)	5.00	10/1/22	1,820,000	1,909,417

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Miami-Dade County,
Aviation Revenue	5.00	10/1/30	3,000,000	3,048,060
Miami-Dade County,
Water and Sewer
System Revenue	5.00	10/1/28	2,745,000	2,946,840
Miami-Dade County Educational
Facilities Authority, Revenue
(University of Miami Issue)	5.75	4/1/28	1,250,000	1,329,425
Miami-Dade County School Board,
COP (Miami-Dade County School
Board Foundation, Inc.)
(Insured; AMBAC)	5.00	11/1/26	1,000,000	1,019,990
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/28	2,800,000	3,024,280
Orlando-Orange County Expressway
Authority, Revenue	5.00	7/1/30	2,620,000	2,746,572
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	1,000,000	993,750
University of Central Florida,
COP (University of Central
Florida Convocation
Corporation Master Lease
Program) (Insured;
National Public Finance
Guarantee Corp.)	5.00	10/1/18	1,765,000	1,796,858
Winter Park,
Water and Sewer Revenue
(Insured; AMBAC)	5.38	12/1/19	1,525,000	1,599,298
Georgia—4.6%
Atlanta,
Airport General Revenue	5.00	1/1/20	5,000,000	5,774,150
Atlanta,
Water and Wastewater Revenue	6.00	11/1/26	1,640,000	1,859,170
Atlanta,
Water and Wastewater Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	11/1/34	1,000,000	1,051,070

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Georgia (continued)
Atlanta,
Water and Wastewater Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.50	11/1/18	1,200,000		1,438,836
Carrollton Payroll Development
Authority, RAC (University of
West Georgia Athletic Complex,
LLC Project)	6.25	6/15/34	3,895,000		4,231,489
Georgia Higher Education
Facilities Authority, Revenue
(USG Real Estate Foundation I,
LLC Project) (Insured; Assured
Guaranty Municipal Corp.)	5.63	6/15/38	2,000,000		2,081,560
Municipal Electric Authority of
Georgia, GO (Project One
Subordinated Bonds)	5.00	1/1/21	5,000,000		5,815,250
Savannah Economic Development
Authority, Revenue (Armstrong
Atlantic State University
Student Union, LLC Project)
(Insured; Assured Guaranty
Municipal Corp.)	5.00	6/15/32	1,240,000		1,285,756
Hawaii—1.1%
Hawaii,
Airports System Revenue	5.25	7/1/26	5,000,000		5,351,450
Idaho—1.8%
Boise State University,
Student Union and Housing
System Revenue (Insured;
FGIC) (Prerefunded)	5.38	4/1/12	5,000	[b]	5,153
Boise-Kuna Irrigation District,
Revenue (Arrowrock
Hydroelectric Project)	7.38	6/1/40	5,600,000		6,281,912
Idaho Health Facilities Authority,
Revenue (Trinity Health
Credit Group)	6.13	12/1/28	2,500,000		2,797,925

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois—8.0%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	1/1/17	3,580,000	4,099,386
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; AMBAC)	5.00	1/1/19	2,400,000	2,602,728
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/17	2,500,000	2,721,200
Chicago Board of Education,
Unlimited Tax GO
(Dedicated Revenues)	5.25	12/1/25	2,500,000	2,640,050
Huntley,
Special Service Area Number
Nine, Special Tax Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.10	3/1/28	3,500,000	3,662,890
Illinois,
GO	5.00	1/1/17	1,500,000	1,684,110
Illinois,
GO	5.00	1/1/22	2,500,000	2,693,000
Illinois,
GO	5.00	1/1/24	2,500,000	2,611,525
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group)
(Insured; AMBAC)	6.00	2/1/28	750,000	786,090
Illinois Finance Authority,
Revenue (Edward Hospital
Obligated Group)
(Insured; AMBAC)	6.25	2/1/33	500,000	524,970

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	1,000,000	900,750
Illinois Finance Authority,
Revenue (The Carle Foundation)	5.00	8/15/16	2,200,000	2,423,872
Illinois Health Facilities
Authority, Revenue
(Delnor-Community Hospital)
(Insured; Assured Guaranty
Municipal Corp.)	5.25	5/15/27	6,000,000	6,168,360
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	5.50	6/1/23	3,100,000	3,272,081
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	3,600,000	3,690,396
Kansas—.3%
Kansas Development Finance
Authority, Revenue (Lifespace
Communities, Inc.)	5.00	5/15/30	1,500,000	1,398,000
Kentucky—.8%
Barbourville,
Educational Facilities First
Mortgage Revenue (Union College
Energy Conservation Project)	5.25	9/1/26	1,500,000	1,459,800
Ohio County,
PCR (Big Rivers Electric
Corporation Project)	6.00	7/15/31	2,500,000	2,527,200
Louisiana—1.5%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.50	8/1/29	2,500,000	2,571,300
New Orleans Aviation Board,
Revenue (Insured; Assured
Guaranty Municipal Corp.)	6.00	1/1/23	2,000,000	2,313,820
Orleans Parish School Board,
Public School Revenue
(Insured; FGIC)	5.20	2/1/14	2,555,000	2,556,482

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Maine—.3%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral Medical
Center Issue)	7.50	7/1/32	1,250,000		1,351,888
Maryland—1.8%
Hyattsville,
Special Obligation Revenue
(University Town Center Project)	5.60	7/1/24	1,500,000		1,449,285
Maryland Community Development
Administration, Department of
Housing and Community
Development, Housing Revenue	5.95	7/1/23	630,000		630,605
Maryland Economic Development
Corporation, LR (Montgomery
County Wayne Avenue Parking
Garage Project)	5.25	9/15/14	1,295,000		1,360,631
Montgomery County,
Consolidated Public
Improvement GO	5.00	7/1/20	4,700,000		5,825,650
Massachusetts—2.4%
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/27	5,000,000		5,316,500
Massachusetts Development Finance
Agency, Revenue (Brandeis
University Issue)	5.00	10/1/25	2,175,000		2,341,779
Massachusetts Development Finance
Agency, Revenue (Tufts Medical
Center Issue)	6.25	1/1/27	2,250,000		2,363,310
Metropolitan Boston Transit
Parking Corporation,
Systemwide Senior Lien
Parking Revenue	5.00	7/1/23	2,000,000		2,273,540
Michigan—12.0%
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/14	8,000,000	[a]	7,581,920
Brighton Area Schools,
GO—Unlimited Tax
(Insured; AMBAC)	0.00	5/1/20	1,055,000	[a]	748,934

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.00	7/1/27	1,500,000		1,759,740
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,000,000		1,184,150
Detroit Community High School,
Public School Academy Revenue	5.65	11/1/25	1,200,000		1,006,320
Detroit Community High School,
Public School Academy Revenue	5.75	11/1/35	1,215,000		931,832
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	6.00	5/1/20	1,000,000		1,161,420
Detroit School District,
School Building and Site
Improvement Bonds (GO—
Unlimited Tax) (Insured; FGIC)	5.00	5/1/28	2,250,000		2,253,757
Huron Valley School District,
GO Unlimited Tax (Insured;
National Public Finance
Guarantee Corp.)	0.00	5/1/18	6,270,000	[a]	4,987,283
Kalamazoo Hospital Finance
Authority, HR (Borgess Medical
Center) (Insured; FGIC)	6.25	6/1/14	3,000,000		3,438,930
Kent County,
Airport Revenue (Gerald R.
Ford International Airport)	5.00	1/1/26	4,555,000		4,759,337
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.25	7/1/40	2,000,000		1,874,660
Kent Hospital Finance Authority,
Revenue (Spectrum
Health System)	5.50	11/15/25	2,500,000		2,756,200
Lansing Board of Water and Light,
Utility System Revenue	5.50	7/1/41	2,500,000		2,716,400
Michigan Hospital Finance
Authority, HR (MidMichigan
Obligated Group)	5.00	4/15/36	2,250,000		2,099,093

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Michigan (continued)
Michigan Public Educational
Facilities Authority, LOR
(Nataki Talibah Schoolhouse of
Detroit Project)	6.50	10/1/30	3,040,000		2,548,006
Michigan Strategic Fund,
LOR (NSF International Project)	5.13	8/1/19	700,000		712,299
Michigan Strategic Fund,
LOR (NSF International Project)	5.25	8/1/26	2,000,000		2,003,520
Monroe County Economic Development
Corporation, LOR (Detroit
Edison Company Project)
(Insured; National Public
Finance Guarantee Corp.)	6.95	9/1/22	2,000,000		2,563,160
Pontiac Tax Increment Finance
Authority, Revenue (Prerefunded)	6.38	6/1/12	3,170,000	[b]	3,345,301
Romulus Economic Development
Corporation, Limited
Obligation EDR (Romulus HIR
Limited Partnership Project)
(Insured; ITT Lyndon Property
Insurance Company)	7.00	11/1/15	3,700,000		4,617,119
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	6.25	9/1/14	1,500,000		1,673,265
Summit Academy North,
Public School Academy Revenue	5.50	11/1/35	1,500,000		1,129,740
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne
County Airport)	5.00	12/1/22	3,000,000		3,162,660
Mississippi—.3%
Mississippi Development Bank,
Special Obligation Revenue
(Waveland, GO Public
Improvement Bond Project)
(Insured; AMBAC)	5.00	11/1/20	1,315,000		1,359,131
Missouri—.5%
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	4.85	12/1/11	150,000		151,496

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Missouri (continued)
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.25	12/1/16	435,000	438,106
Missouri Housing Development
Commission, MFHR
(Collateralized; FHA)	5.38	12/1/18	580,000	593,038
Saint Louis County,
Annual Appropriation-
Supported Tax Increment
Revenue (Lambert Airport
Eastern Perimeter
Redevelopment Project)
(Insured; AMBAC)	5.00	2/15/25	1,265,000	1,343,873
Nebraska—.5%
Municipal Energy Agency of
Nebraska, Power Supply System
Revenue (Insured; AMBAC)	5.25	4/1/16	2,305,000	2,366,059
Nevada—1.6%
Clark County,
Airport System Subordinate
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	7/1/26	2,865,000	3,014,524
Clark County,
Passenger Facility Charge
Revenue (Las Vegas-McCarran
International Airport)	5.00	7/1/30	5,000,000	5,145,550
New Jersey—3.3%
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.00	9/1/18	2,265,000	2,591,364
New Jersey Economic Development
Authority, School Facilities
Construction Revenue	5.75	9/1/23	3,250,000	3,749,168
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.25	12/15/19	3,000,000	3,489,570
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	65,000	80,325
New Jersey Turnpike Authority,
Turnpike Revenue	6.50	1/1/16	185,000	221,896

20

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	1,500,000		1,328,355
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.63	6/1/26	2,140,000		1,673,566
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	5,000,000		3,681,450
New York—2.5%
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	5,000,000		5,610,500
Metropolitan Transportation
Authority, Transportation Revenue	5.25	11/15/28	2,500,000		2,696,575
New York City,
GO	5.00	8/1/28	1,000,000		1,085,830
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/30	3,000,000		3,078,990
North Carolina—4.4%
Charlotte,
GO	5.00	7/1/21	1,525,000		1,576,255
Charlotte,
GO	5.00	7/1/22	2,110,000		2,169,734
Durham,
Water and Sewer Utility
System Revenue	5.25	6/1/21	1,620,000		2,030,071
Durham County,
GO Public Improvement
Bonds (Prerefunded)	5.00	6/1/16	1,000,000	[b]	1,196,550
Iredell County,
COP (Iredell County School
Projects) (Insured; AMBAC)	5.00	6/1/26	1,000,000		1,055,430
North Carolina Eastern Municipal
Power Agency, Power System
Revenue (Insured; ACA)	6.00	1/1/22	1,000,000		1,217,100

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
North Carolina (continued)
North Carolina Medical Care
Commission, Health Care
Facilities Revenue (Cleveland
County HealthCare System
Project) (Insured; AMBAC)	5.25	7/1/19	1,135,000		1,187,766
North Carolina Medical Care
Commission, Health Care
Facilities Revenue
(University Health Systems
of Eastern Carolina)	6.25	12/1/33	1,750,000		1,920,503
North Carolina Medical Care
Commission, HR (Southeastern
Regional Medical Center)	6.25	6/1/29	2,000,000		2,001,500
North Carolina Medical Care
Commission, HR (Wilson
Memorial Hospital Project)
(Insured; AMBAC)	0.00	11/1/16	3,055,000	[a]	2,553,369
North Carolina Medical Care
Commission, Retirement
Facilities First Mortgage
Revenue (Givens Estates
Project) (Prerefunded)	6.50	7/1/13	1,000,000	[b]	1,121,130
Oak Island,
Enterprise System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	6/1/34	1,000,000		1,089,980
Orange Water and Sewer
Authority, Water and
Sewer System Revenue	5.00	7/1/31	1,000,000		1,056,780
Raleigh,
Combined Enterprise
System Revenue	5.00	3/1/31	1,175,000		1,253,596
University of North Carolina,
System Pool Revenue (Pool
General Trust Indenture of the
Board of Governors of The
University of North Carolina)	5.00	10/1/34	1,000,000		1,051,870
Ohio—1.6%
Butler County,
Hospital Facilities Revenue
(UC Health)	5.50	11/1/40	1,500,000		1,368,420

22

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Ohio (continued)
Maple Heights City School District
Board of Education, COP (Wylie
Athletic Complex Project)	6.00	11/1/28	1,150,000	1,198,772
Montgomery County,
Revenue (Miami Valley Hospital)	6.25	11/15/33	2,000,000	2,100,800
Toledo-Lucas County Port
Authority, Development Revenue
(Northwest Ohio Bond Fund)
(Toledo School for the Arts Project)	5.50	5/15/28	2,495,000	2,172,696
University of Akron,
General Receipts Bonds
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/20	1,100,000	1,267,673
Oklahoma—.2%
Tulsa Industrial Authority,
Student Housing Revenue (The
University of Tulsa)	5.25	10/1/26	1,135,000	1,200,705
Oregon—.6%
Oregon,
GO (Alternate Energy Project)	6.00	10/1/26	1,400,000	1,653,946
Oregon Department of
Administrative Services,
Lottery Revenue	5.00	4/1/29	1,500,000	1,640,835
Pennsylvania—5.8%
Allegheny County Port Authority,
Special Transportation Revenue	5.25	3/1/23	2,600,000	2,931,890
Chester County Industrial
Development Authority,
Revenue (Avon Grove
Charter School Project)	6.38	12/15/37	2,000,000	1,754,340
Coatesville Area School District,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	8/15/17	4,000,000	4,482,040
Dauphin County General Authority,
Office and Parking Revenue
(Riverfront Office Center Project)	6.00	1/1/25	1,895,000	1,492,540
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	1,150,000	1,002,972

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Lancaster Parking Authority,
Guaranteed Parking Revenue
(Insured; AMBAC)	5.00	12/1/32	1,000,000	1,024,990
Pennsylvania Higher Educational
Facilities Authority, Revenue
(Edinboro University
Foundation Student
Housing Project at
Edinboro University
of Pennsylvania)	5.88	7/1/38	1,500,000	1,471,080
Pennsylvania Higher Educational
Facilities Authority, Revenue
(University of Pennsylvania
Health System)	6.00	8/15/26	2,500,000	2,810,600
Pennsylvania Housing Finance
Agency, Capital Fund
Securitization Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	12/1/25	2,450,000	2,549,299
Pennsylvania Industrial
Development Authority, EDR	5.50	7/1/23	2,000,000	2,248,240
Pennsylvania Turnpike Commission,
Turnpike Revenue	5.00	12/1/24	3,360,000	3,720,797
Philadelphia,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.25	12/15/23	3,500,000	3,771,495
Sayre Health Care Facilities
Authority, Revenue (Guthrie
Health Issue)	6.25	12/1/14	270,000	275,559
South Carolina—.6%
South Carolina Public Service
Authority, Revenue Obligations
(Santee Cooper)	5.00	12/1/21	2,500,000	2,985,050
Texas—6.6%
Coastal Water Authority,
Water Conveyance System
Revenue (Insured; AMBAC)	6.25	12/15/17	2,170,000	2,265,805

24

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Corpus Christi,
Combination Tax and Municipal
Hotel Occupancy Tax Revenue,
Certificates of Obligation
(Insured; Assured Guaranty
Municipal Corp.)	5.50	9/1/18	1,955,000		2,046,807
Del Mar College District,
Limited Tax Bonds (Insured; FGIC)	5.25	8/15/17	1,295,000		1,406,461
Denton Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/23	135,000	[a]	69,403
Galveston County,
Combination Tax and Revenue
Certificates of Obligation
(Insured; AMBAC)	5.25	2/1/18	1,000,000		1,058,170
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	525,000		528,838
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/21	740,000		745,409
Laredo Independent School District
Public Facility Corporation,
LR (Insured; AMBAC)	5.00	8/1/29	1,000,000		1,002,810
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/30	3,900,000	[a]	1,427,049
Leander Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/31	3,360,000	[a]	1,154,765
Lubbock Health Facilities Development
Corporation, Revenue (Sears
Plains Retirement Corporation
Project) (Collateralized; GNMA)	5.50	1/20/21	890,000		880,513

The Fund	25

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Lubbock Housing Finance
Corporation, MFHR (Las Colinas,
Quail Creek and Parkridge
Place Apartments Projects)	6.00	7/1/22	1,175,000		1,029,864
McKinney,
Tax and Limited Pledge
Waterworks and Sewer System
Revenue, Certificates of
Obligation (Insured; AMBAC)	5.00	8/15/26	1,300,000		1,374,009
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.50	8/15/20	1,100,000		1,150,358
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/27	1,000,000	[a]	458,210
Mesquite Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	0.00	8/15/28	4,675,000	[a]	2,019,226
Montgomery Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/25	1,315,000		1,440,057
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.63	1/1/33	5,000,000		5,277,050
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	3,000,000		3,156,360
Pearland Economic Development
Corporation, Sales Tax Revenue
(Insured; AMBAC)	5.00	9/1/24	1,035,000		1,093,146
San Antonio,
Electric and Gas Systems Revenue	5.50	2/1/20	255,000		311,694

26

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Schertz-Cibolo Universal City
Independent School District,
Unlimited Tax School Building
Bonds (Permanent School Fund
Guarantee Program)	0.00	2/1/32	5,545,000	[a]	1,870,495
Sharyland Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/17	1,130,000		1,199,472
Texas National Research
Laboratory Commission
Financing Corporation,
LR (Superconducting
Super Collider Project)	6.95	12/1/12	265,000		277,627
Virginia—5.4%
Albemarle County Industrial
Development Authority, HR
(Martha Jefferson Hospital)	5.25	10/1/15	1,445,000		1,552,190
Amherst Industrial Development
Authority, Educational
Facilities Revenue (Sweet
Briar College)	5.00	9/1/26	1,000,000		1,004,390
Chesapeake,
Chesapeake Expressway Toll
Road Revenue	5.63	7/15/19	700,000		701,659
Chesapeake Bay Bridge and Tunnel
Commission District, General
Resolution Revenue (Insured;
Berkshire Hathaway
Assurance Corporation)	5.50	7/1/25	1,000,000		1,169,520
Chesterfield County Economic
Development Authority, PCR
(Virginia Electric and Power
Company Project)	5.00	5/1/23	1,000,000		1,102,170
Danville Industrial Development
Authority, HR (Danville
Regional Medical Center)
(Insured; AMBAC)	5.25	10/1/28	1,500,000		1,810,935

The Fund	27

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Dulles Town Center Community
Development Authority, Special
Assessment Revenue (Dulles
Town Center Project)	6.25	3/1/26	2,755,000		2,754,945
Middle River Regional Jail
Authority, Jail Facility
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	5/15/19	1,200,000		1,290,660
Newport News,
GO General Improvement Bonds
and GO Water Bonds	5.25	7/1/22	1,000,000		1,246,080
Norfolk,
Water Revenue	5.00	11/1/25	1,000,000		1,119,180
Prince William County Industrial
Development Authority,
Educational Facilities
Revenue (The Catholic
Diocese of Arlington)	5.50	10/1/33	1,000,000		1,016,930
Richmond Metropolitan Authority,
Expressway Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.25	7/15/17	2,900,000		3,259,107
Roanoke Industrial Development
Authority, HR (Carilion Health
System) (Insured; National
Public Finance Guarantee Corp.)	5.50	7/1/21	2,500,000		2,575,475
Tobacco Settlement Financing
Corporation of Virginia, Tobacco
Settlement Asset-Backed
Bonds (Prerefunded)	5.63	6/1/15	1,000,000	[b]	1,182,570
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project)	5.00	6/1/36	745,000		680,811
Virginia College Building
Authority, Educational
Facilities Revenue (Regent
University Project) (Prerefunded)	5.00	6/1/16	215,000	[b]	257,480
Virginia Housing Development
Authority, Commonwealth
Mortgage Revenue	6.38	1/1/36	1,450,000		1,573,685

28

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Virginia (continued)
Virginia Housing Development
Authority, Rental
Housing Revenue	5.50	6/1/30	1,000,000		1,060,050
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.75	7/1/38	2,000,000		2,261,900
Washington—1.5%
Washington Economic Development
Finance Authority, EDR
(Benaroya Research Institute
at Virginia Mason Project)	4.00	6/1/24	2,645,000		2,600,749
Washington Health Care Facilities
Authority, Mortgage Revenue
(Highline Medical Center)
(Collateralized; FHA)	6.25	8/1/36	3,485,000		3,847,161
Washington Health Care Facilities
Authority, Revenue (MultiCare
Health System) (Insured; Assured
Guaranty Municipal Corp.)	5.50	8/15/24	1,000,000		1,108,080
Wisconsin—.6%
Milwaukee Housing Authority,
MFHR (Veterans Housing
Projects) (Collateralized; FNMA)	5.10	7/1/22	1,000,000		1,033,290
Wisconsin,
General Fund Annual
Appropriation Bonds	5.75	5/1/33	2,000,000		2,223,160
U.S. Related—4.0%
Government of Guam,
GO	6.75	11/15/29	500,000		515,605
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.88	7/1/35	2,000,000		1,970,820
Puerto Rico Commonwealth,
Public Improvement GO
(Insured; FGIC)	5.50	7/1/29	1,315,000		1,327,571
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,750,000		1,756,283
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FGIC) (Prerefunded)	5.00	7/1/15	1,000,000	[b]	1,173,770

The Fund	29

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Related (continued)
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/26	1,000,000		1,050,250
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	6.25	7/1/22	1,000,000		1,115,480
Puerto Rico Public Finance
Corporation, Revenue
(Insured; Assured Guaranty
Municipal Corp.)	6.00	8/1/26	1,500,000		1,985,550
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	7,860,000		8,320,910
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.50	8/1/44	1,000,000		1,094,970
Total Long-Term Municipal Investments
(cost $475,655,428)					498,217,697

Short-Term Municipal
Investments—1.3%
California—.8%
Irvine Assessment District Number
03-19, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.13	9/1/11	1,800,000	[c]	1,800,000
Irvine Assessment District Number
05-21, Limited Obligation
Improvement Bonds (LOC:
California State Teachers
Retirement System and
U.S. Bank NA)	0.13	9/1/11	2,300,000	[c]	2,300,000

30

Short-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Irvine Assessment District Number
89-10 (LOC: California
State Teachers Retirement
System and State Street
Bank and Trust Co.)	0.13	9/1/11	300,000[c]	300,000
New York—.5%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.10	9/1/11	600,000[c]	600,000
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.10	9/1/11	1,800,000[c]	1,800,000
Total Short-Term Municipal Investments
(cost $6,800,000)				6,800,000

Total Investments (cost $482,455,428)			99.5%	505,017,697
Cash and Receivables (Net)			.5%	2,481,171
Net Assets			100.0%	507,498,868

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	31

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

32

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	23.1
AA		Aa		AA	28.0
A		A		A	33.5
BBB		Baa		BBB	7.8
BB		Ba		BB	1.9
B		B		B	.3
F1		MIG1/P1		SP1/A1	.9
Not Rated[d]		Not Rated[d]		Not Rated[d]	4.5
					100.0

† Based on total investments.
d Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	33

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

				Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			482,455,428		505,017,697
Cash					74,065
Interest receivable					5,978,381
Receivable for shares of Common Stock subscribed					109,221
Prepaid expenses					30,350
					511,209,714
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)					226,285
Payable for investment securities purchased					3,011,750
Payable for shares of Common Stock redeemed					354,435
Accrued expenses					118,376
					3,710,846
Net Assets ($)					507,498,868
Composition of Net Assets ($):
Paid-in capital					501,184,557
Accumulated net realized gain (loss) on investments					(16,247,958)
Accumulated net unrealized appreciation
(depreciation) on investments					22,562,269
Net Assets ($)					507,498,868

Net Asset Value Per Share
	Class A	Class B	Class C	Class I	Class Z
Net Assets ($)	256,180,008	671,205	19,569,449	5,494,706	225,583,500
Shares Outstanding	19,068,299	49,958	1,456,634	408,873	16,783,439
Net Asset Value
Per Share ($)	13.43	13.44	13.43	13.44	13.44

See notes to financial statements.

34

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Interest Income	26,741,298
Expenses:
Management fee—Note 3(a)	3,142,946
Shareholder servicing costs—Note 3(c)	1,065,977
Distribution fees—Note 3(b)	165,454
Registration fees	70,622
Professional fees	69,648
Directors’ fees and expenses—Note 3(d)	49,907
Custodian fees—Note 3(c)	48,329
Prospectus and shareholders’ reports	19,451
Loan commitment fees—Note 2	5,904
Interest expense—Note 2	293
Miscellaneous	67,836
Total Expenses	4,706,367
Less—reduction in management fee due to undertaking—Note 3(a)	(1,334,469)
Less—reduction in fees due to earnings credits—Note 3(c)	(522)
Net Expenses	3,371,376
Investment Income—Net	23,369,922
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(5,698,003)
Net unrealized appreciation (depreciation) on investments	(12,047,152)
Net Realized and Unrealized Gain (Loss) on Investments	(17,745,155)
Net Increase in Net Assets Resulting from Operations	5,624,767

See notes to financial statements.

The Fund	35

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	23,369,922	21,204,094
Net realized gain (loss) on investments	(5,698,003)	(3,697,897)
Net unrealized appreciation
(depreciation) on investments	(12,047,152)	29,344,403
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,624,767	46,850,600
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(11,665,767)	(9,222,536)
Class B Shares	(46,498)	(64,874)
Class C Shares	(772,847)	(738,207)
Class I Shares	(288,363)	(156,594)
Class Z Shares	(10,497,541)	(10,931,039)
Total Dividends	(23,271,016)	(21,113,250)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	27,449,378	39,933,970
Class B Shares	8,312	222,923
Class C Shares	2,679,769	5,840,810
Class I Shares	3,085,689	8,267,667
Class Z Shares	7,527,571	14,001,933
Net assets received in connection
with reorganization—Note 1	—	193,276,588
Dividends reinvested:
Class A Shares	8,305,932	6,576,697
Class B Shares	37,077	46,460
Class C Shares	488,434	455,401
Class I Shares	165,880	90,114
Class Z Shares	7,363,471	7,866,412
Cost of shares redeemed:
Class A Shares	(65,605,022)	(40,825,734)
Class B Shares	(1,208,121)	(1,283,255)
Class C Shares	(8,313,898)	(4,558,849)
Class I Shares	(5,559,923)	(533,223)
Class Z Shares	(28,833,498)	(20,147,338)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(52,408,949)	209,230,576
Total Increase (Decrease) in Net Assets	(70,055,198)	234,967,926
Net Assets ($):
Beginning of Period	577,554,066	342,586,140
End of Period	507,498,868	577,554,066

36

	Year Ended August 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	2,069,357	2,978,959
Shares issued in connection with
reorganization—Note 1	—	13,664,217
Shares issued for dividends reinvested	630,371	488,656
Shares redeemed	(5,008,350)	(3,042,506)
Net Increase (Decrease) in Shares Outstanding	(2,308,622)	14,089,326
Class Ba
Shares sold	624	16,555
Shares issued in connection with
reorganization—Note 1	—	106,472
Shares issued for dividends reinvested	2,808	3,454
Shares redeemed	(91,782)	(95,957)
Net Increase (Decrease) in Shares Outstanding	(88,350)	30,524
Class C
Shares sold	201,953	434,451
Shares issued in connection with
reorganization—Note 1	—	715,420
Shares issued for dividends reinvested	37,065	33,860
Shares redeemed	(637,058)	(338,266)
Net Increase (Decrease) in Shares Outstanding	(398,040)	845,465
Class I
Shares sold	232,582	616,152
Shares issued for dividends reinvested	12,579	6,665
Shares redeemed	(426,019)	(39,614)
Net Increase (Decrease) in Shares Outstanding	(180,858)	583,203
Class Z
Shares sold	567,378	1,043,410
Shares issued for dividends reinvested	558,627	585,482
Shares redeemed	(2,199,748)	(1,501,806)
Net Increase (Decrease) in Shares Outstanding	(1,073,743)	127,086

a During the period ended August 31, 2011, 37,794 Class B shares representing $498,444 were automatically converted to 37,794 Class A shares and during the period ended August 31, 2010, 41,963 Class B shares representing $562,218 were automatically converted to 41,968 Class A shares.

See notes to financial statements.

The Fund	37

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.81	13.10	13.23	13.50	13.81
Investment Operations:
Investment income—net[a]	.58	.58	.59	.58	.55
Net realized and unrealized
gain (loss) on investments	(.38)	.71	(.13)	(.27)	(.30)
Total from Investment Operations	.20	1.29	.46	.31	.25
Distributions:
Dividends from investment income—net	(.58)	(.58)	(.59)	(.58)	(.56)
Net asset value, end of period	13.43	13.81	13.10	13.23	13.50
Total Return (%)[b]	1.60	10.10	3.78	2.35	1.79
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.97	.97	.99	.98	.99
Ratio of net expenses
to average net assets	.70	.70	.70	.70	.69
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.00[c]	—	—	—
Ratio of net investment income
to average net assets	4.40	4.37	4.70	4.33	4.05
Portfolio Turnover Rate	22.31	20.53	31.77	49.59	43.08
Net Assets, end of period ($ x 1,000)	256,180	295,189	95,477	81,428	74,676

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.

See notes to financial statements.

38

		Year Ended August 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.81	13.11	13.23	13.51	13.81
Investment Operations:
Investment income—net[a]	.50	.50	.52	.51	.49
Net realized and unrealized
gain (loss) on investments	(.36)	.72	(.11)	(.27)	(.30)
Total from Investment Operations	.14	1.22	.41	.24	.19
Distributions:
Dividends from investment income—net	(.51)	(.52)	(.53)	(.52)	(.49)
Net asset value, end of period	13.44	13.81	13.11	13.23	13.51
Total Return (%)[b]	1.18	9.48	3.35	1.77	1.36
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.55	1.60	1.61	1.54	1.57
Ratio of net expenses
to average net assets	1.20	1.20	1.20	1.20	1.19
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.00[c]	—	—	—
Ratio of net investment income
to average net assets	3.90	3.89	4.22	3.84	3.57
Portfolio Turnover Rate	22.31	20.53	31.77	49.59	43.08
Net Assets, end of period ($ x 1,000)	671	1,910	1,413	2,385	3,260

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.

See notes to financial statements.

The Fund	39

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.81	13.10	13.23	13.50	13.81
Investment Operations:
Investment income—net[a]	.48	.48	.50	.48	.44
Net realized and unrealized
gain (loss) on investments	(.38)	.71	(.13)	(.27)	(.30)
Total from Investment Operations	.10	1.19	.37	.21	.14
Distributions:
Dividends from investment income—net	(.48)	(.48)	(.50)	(.48)	(.45)
Net asset value, end of period	13.43	13.81	13.10	13.23	13.50
Total Return (%)[b]	.85	9.27	3.00	1.59	1.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.71	1.72	1.74	1.73	1.74
Ratio of net expenses
to average net assets	1.45	1.45	1.45	1.45	1.44
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.00[c]	—	—	—
Ratio of net investment income
to average net assets	3.65	3.62	3.93	3.58	3.32
Portfolio Turnover Rate	22.31	20.53	31.77	49.59	43.08
Net Assets, end of period ($ x 1,000)	19,569	25,610	13,220	8,364	7,549

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Amount represents less than .01%.

See notes to financial statements.

40

		Year Ended August 31,
Class I Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	13.81	13.10	11.65
Investment Operations:
Investment income—net[b]	.61	.61	.45
Net realized and unrealized
gain (loss) on investments	(.37)	.72	1.45
Total from Investment Operations	.24	1.33	1.90
Distributions:
Dividends from investment income—net	(.61)	(.62)	(.45)
Net asset value, end of period	13.44	13.81	13.10
Total Return (%)	1.93	10.35	16.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.71	.96[d]
Ratio of net expenses to average net assets	.45	.46	.45[d]
Ratio of interest and expense related to floating
rate notes issued to average net assets	—	.00[e]	—
Ratio of net investment income
to average net assets	4.63	4.56	4.91[d]
Portfolio Turnover Rate	22.31	20.53	31.77
Net Assets, end of period ($ x 1,000)	5,495	8,146	86

a	From December 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

The Fund	41

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class Z Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	13.82	13.11	13.23	13.51	13.81
Investment Operations:
Investment income—net[a]	.61	.62	.62	.62	.59
Net realized and unrealized
gain (loss) on investments	(.39)	.70	(.12)	(.28)	(.30)
Total from Investment Operations	.22	1.32	.50	.34	.29
Distributions:
Dividends from investment income—net	(.60)	(.61)	(.62)	(.62)	(.59)
Net asset value, end of period	13.44	13.82	13.11	13.23	13.51
Total Return (%)	1.80	10.34	4.12	2.53	2.11
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.75	.74	.77	.76	.76
Ratio of net expenses
to average net assets	.50	.48	.45	.45	.44
Ratio of interest and expense related
to floating rate notes issued
to average net assets	—	.00[b]	—	—	—
Ratio of net investment income
to average net assets	4.60	4.60	4.97	4.58	4.31
Portfolio Turnover Rate	22.31	20.53	31.77	49.59	43.08
Net Assets, end of period ($ x 1,000)	225,584	246,699	232,390	252,246	268,420

a	Based on average shares outstanding at each month end.
b	Amount represents less than .01%.

See notes to financial statements.

42

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund.The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

As of the close of business on January 19, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, Dreyfus Virginia Fund (“Virginia Fund”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of Virginia Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment inVirginia Fund at the time of the exchange.The exchange ratio for each class of shares was 1.24 to 1.The net asset value of the fund’s shares on the close of business January 19, 2010, after the reorganization was $13.35 for Class A, $13.35 for Class B and $13.35 for Class C shares, and a total of 4,111,394 Class A shares, 42,128 Class B shares and 213,068 Class C shares were issued to shareholders of Virginia Fund in the exchange. The exchange was a tax-free event toVirginia Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of investments

The Fund	43

NOTES TO FINANCIAL STATEMENTS (continued)

received from Virginia Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

As of the close of business on January 26, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, Dreyfus North Carolina Fund (“North Carolina Fund”), were transferred to the fund in exchange for corresponding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of North Carolina Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in North Carolina Fund at the time of the exchange.The exchange ratio for each class of shares was 1.02 to 1.The net asset value of the fund’s shares on the close of business January 26, 2010, after the reorganization was $13.35 for Class A, $13.35 for Class B and $13.35 for Class C shares, and a total of 4,158,878 Class A shares, 45,554 Class B shares and 266,510 Class C shares were issued to shareholders of North Carolina Fund in the exchange.The exchange was a tax-free event to North Carolina Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of investments received from North Carolina Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

As of the close of business on January 28, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Directors, all of the assets, subject to the liabilities, of Dreyfus State Municipal Bond Funds, Dreyfus Michigan Fund (“Michigan Fund”), were transferred to the fund in exchange for cor-

44

responding class of shares of Common Stock of the fund of equal value.The purpose of the transaction was to combine two funds with comparable investment objectives and strategies. Shareholders of Class A, Class B and Class C of Michigan Fund received Class A, Class B and Class C shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Michigan Fund at the time of the exchange.The exchange ratio for each class of shares was 1.09 to 1.The net asset value of the fund’s shares on the close of business January 28, 2010, after the reorganization was $13.33 for Class A, $13.33 for Class B and $13.33 for Class C shares, and a total of 5,393,945 Class A shares, 18,790 Class B shares and 235,842 Class C shares were issued to shareholders of Michigan Fund in the exchange. The exchange was a tax-free event to Michigan Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of investments received from Michigan Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets and net unrealized appreciation on investments immediately before the acquisitions as of the merger dates for the acquired funds and as of January 19, 2010 for the fund, were as follows:

	Unrealized
	Appreciation ($)	Net Assets ($)
Virginia Fund—Target Fund	2,489,966	58,293,983
North Carolina Fund—Target Fund	2,446,568	59,687,068
Michigan Fund—Target Fund	4,164,842	75,295,537
Dreyfus AMT-Free Municipal Bond
Fund-Acquiring Fund	3,960,241	359,223,594
Total	13,061,617	552,500,182

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value

The Fund	45

NOTES TO FINANCIAL STATEMENTS (continued)

Common Stock.The fund currently offers five classes of shares: Class A (100 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class I (100 million shares authorized) and Class Z (200 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

46

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	47

NOTES TO FINANCIAL STATEMENTS (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All preceding securities are categorized as Level 2 in the hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

48

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	505,017,697	—	505,017,697

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation

The Fund	49

NOTES TO FINANCIAL STATEMENTS (continued)

processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

50

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $403,326, accumulated capital losses $10,667,343 and unrealized appreciation $22,717,529. In addition, the fund had $5,735,875 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, $150,775 of the carryover expires in fiscal 2012, $7,447 expires in fiscal 2013, $820,185 expires in fiscal 2016, $2,063,006 expires in fiscal 2017, $5,287,194 expires in fiscal 2018 and $2,338,736 expires in fiscal 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: tax exempt income $23,243,191 and $21,035,414 and ordinary income $27,825 and $77,836, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $98,906, increased accumulated net realized gain (loss) on investments by $67,223 and increased paid-in capital by $31,683. Net assets and net asset value per share were not affected by this reclassification.

The Fund	51

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $20,500, with a related weighted average annualized interest rate of 1.43%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund so that fund expenses (exclusive of shareholder services plan fees, Rule 12b-1 distribution plan fees, taxes, brokerage fees, interest and commitment fees on borrowings and extraordinary expenses) do not exceed .45% of the value of the fund’s average daily net assets.The Manager may terminate this agreement upon at least 90 days notice to shareholders, but has committed not to do so until at least January 1, 2012. The reduction in management fee, pursuant to the agreement, amounted to $1,334,469 during the period ended August 31, 2011.

During the period ended August 31, 2011, the Distributor retained $22,475 from commissions earned on sales of the fund’s Class A shares, and $506 and $6,926 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

52

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2011, Class B and Class C shares were charged $5,986 and $159,468, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, Class A, Class B and Class C shares were charged $665,023, $2,993 and $53,156 respectively, pursuant to the Shareholder Services Plan.

Under the Shareholder Services Plan with respect to Class Z (“Class Z Shareholder Services Plan”), Class Z shares reimburse the Distributor an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, providing reports and other information, and services related to the maintenance of Class Z shareholder accounts. During the period ended August 31, 2011, Class Z shares were charged $121,344 pursuant to the Class Z Shareholder Services Plan.

The Fund	53

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $130,666 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $11,390 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $522.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $48,329 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

54

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $258,553, Rule 12b-1 distribution plan fees $12,907, shareholder services plan fees $50,525, custodian fees $12,051, chief compliance officer fees $3,253 and transfer agency per account fees $24,903, which are offset against an expense reimbursement currently in effect in the amount of $135,907.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011, amounted to $115,525,692 and $165,574,192, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was $482,300,168; accordingly, accumulated net unrealized appreciation on investments was $22,717,529, consisting of $28,069,733 gross unrealized appreciation and $5,352,204 gross unrealized depreciation.

The Fund	55

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus AMT-Free Municipal Bond Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Bond Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

56

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax), except $27,825 that is being designated as an ordinary income distribution for reporting purposes. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

The Fund	57

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
William Hodding Carter III (76)
Board Member (2006)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Gordon J. Davis (70)
Board Member (1995)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 44

58

Joni Evans (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Richard C. Leone (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 29
———————
Hans C. Mautner (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 29

The Fund	59

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (47)
Board Member (2006)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-present)
• SeniorVice President, Mentor, a national non-profit youth mentoring organization (1992-2005)
No. of Portfolios for which Board Member Serves: 54
———————
Burton N. Wallack (60)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 29
———————
John E. Zuccotti (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
No. of Portfolios for which Board Member Serves: 29
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Arnold S. Hiatt, Emeritus Board Member

60

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	61

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

62

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	63

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus BASIC
Municipal Money
Market Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Board Members Information
31	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
Municipal Money
Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC Municipal Money Market Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although investors were encouraged by expectations of a more robust economic recovery through the first quarter of 2011, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest possible credit rating. However, the U.S. short-term debt — in which money market funds invest — maintained its highest credit rating designation among all three major rating agencies.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. However, the Fed’s policy stance also seems likely to keep money market yields at current levels. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Colleen Meehan, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus BASIC Municipal Money Market Fund produced a yield of 0.00%. Taking into account the effects of compounding, the fund produced an effective yield of 0.00%.1

Despite heightened volatility among stocks and bonds during the reporting period, tax-exempt money market yields remained stable at historically low levels as short-term interest rates were unchanged in a faltering U.S. economy.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high-quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

Low Rates Persisted Despite Shifting Economic Sentiment

The reporting period began amid improved investor sentiment after the Federal Reserve Board (the “Fed”) implemented new measures designed to stimulate greater economic growth through a new round of quantita-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

tive easing. Investors responded positively to this renewed commitment to avoiding a double-dip recession, and they looked forward to better economic conditions in 2011. Despite unexpected economic shocks early in the new year stemming from political uprisings in the Middle East and devastating natural and nuclear disasters in Japan, greater economic optimism generally was reinforced by reports of improved hiring activity and consumer spending through the first quarter of 2011.

It wasn’t until late April that investor sentiment began to deteriorate in earnest, when Greece again appeared headed toward default on its sovereign debt, U.S. economic data proved disappointing and a contentious debate regarding government spending and borrowing intensified. Some of these worries came to a head during the final month of the reporting period, when Congress passed legislation cutting government spending and raising the U.S. debt ceiling, and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities.

Throughout a reporting period characterized by changing economic sentiment, the Fed maintained its aggressively accommodative policy stance, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent.

In the municipal money markets, ample new issuance in advance of the expiration of the federally subsidized Build America Bonds program at the end of 2010 and political pressure to reduce borrowing had a dampening impact on issuance volumes over the first eight months of 2011. Meanwhile, demand for municipal money market instruments remained robust as individuals sought to shelter income from rising state taxes, and institutional investors searched for alternatives to low yielding taxable money market instruments.

From a credit-quality perspective, many states and municipalities reduced spending to address budget deficits during the reporting period. Although tax revenues generally have remained below prerecession levels, receipts have trended up over the past year, and several banks have initiated programs providing municipal issuers with credit, a positive development that appears likely to continue.

4

Maintaining a Credit-Conscious Investment Posture

We have maintained the fund’s conservative investment posture, emphasizing direct, high-quality municipal obligations and commercial paper deemed creditworthy by our analysts.We also favored instruments backed by pledged tax appropriations or dedicated revenues.We generally shied away from general obligation debt and instruments issued by localities that depend heavily on state aid. Finally, we maintained the fund’s weighted average maturity in a range that was roughly in line with industry averages, as it has made little sense to us to incur the interest-rate risks that longer-dated instruments typically entail.

Outlook Clouded by Recent Events

Although the U.S. economy has continued to grow, developments currently roiling the financial markets have clouded the outlook for the remainder of 2011 and beyond. However, the Fed recently signaled that it is prepared to keep short-term interest rates near historical lows “at least through mid-2013,” and we believe the prudent course continues to be an emphasis on preservation of capital and liquidity. However, the supply of newly issued tax-exempt money market instruments may increase later this year, which could put upward pressure on yields.

September 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.
Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect until such time as shareholders are given at least 90 days’
notice and which Dreyfus has committed will remain in place until at least January 1, 2012.
Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-
day yields during the reporting period would have been negative.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC Municipal Money Market Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

Expenses paid per $1,000†	$1.51
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

Expenses paid per $1,000†	$1.53
Ending value (after expenses)	$1,023.69

† Expenses are equal to the fund’s annualized expense ratio of .30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2011

Short-Term	Coupon	Maturity	Principal
Investments—100.0%	Rate (%)	Date	Amount ($)		Value ($)
California—5.2%
California Municipal Finance
Authority, Recovery Zone
Facility Revenue (Chevron
U.S.A. Inc. Project)	0.07	9/1/11	2,250,000	[a]	2,250,000
California Pollution Control
Financing Authority, SWDR (Bay
Counties Waste Services, Inc.
Project) (LOC; Comerica Bank)	0.26	9/7/11	3,270,000	[a]	3,270,000
California Pollution Control
Financing Authority, SWDR
(Metropolitan Recycling
Corporation Project) (LOC;
Comerica Bank)	0.26	9/7/11	2,285,000	[a]	2,285,000
Florida—2.6%
Capital Trust Agency,
MFHR (Brittany Bay Apartments
—Waterman’s Crossing)
(Liquidity Facility; FHLMC and
LOC; FHLMC)	0.24	9/7/11	2,790,000	[a,b,c]	2,790,000
Jacksonville,
Educational Facilities Revenue
(Edward Waters College Project)
(LOC; Wells Fargo Bank)	0.29	9/7/11	1,100,000	[a]	1,100,000
Georgia—1.3%
Atlanta,
Airport Revenue, CP (LOC;
Wells Fargo Bank)	0.27	9/16/11	2,000,000		2,000,000
Illinois—3.3%
Illinois Development Finance
Authority, Revenue (Park Ridge
Youth Campus Project) (LOC;
Bank of America)	1.00	9/7/11	900,000	[a]	900,000
Illinois Health Facilities
Authority, Revenue
(Northwestern Memorial
Hospital) (Liquidity Facility;
Northern Trust Company)	0.13	9/1/11	4,000,000	[a]	4,000,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Indiana—1.3%
Puttable Floating Option Tax
Exempt Receipts (Indiana Health
Facility Financing Authority,
Hospital Improvement Revenue,
Refunding (Community
Hospitals Projects)) (Liquidity
Facility; Bank of America and
LOC; Bank of America)	0.35	9/7/11	1,980,000	[a,b,c]	1,980,000
Iowa—6.1%
Iowa Finance Authority,
Health Facilities Revenue
(Iowa Health System)
(LOC; Bank of America)	0.17	9/1/11	2,575,000	[a]	2,575,000
Iowa Finance Authority,
SWDR (MidAmerican
Energy Project)	0.23	9/7/11	5,000,000	[a]	5,000,000
Iowa Higher Education Loan
Authority, Revenue, BAN
(William Penn University Project)	1.50	12/1/11	1,500,000		1,503,349
Kentucky—1.3%
Kentucky Rural Water Finance
Corporation, Public Projects
Construction Notes	1.50	12/1/11	2,000,000		2,004,216
Louisiana—7.4%
Ascension Parish,
Revenue (BASF
Corporation Project)	0.32	9/7/11	2,800,000	[a]	2,800,000
Louisiana Public Facilities
Authority, Revenue (Air
Products and Chemicals Project)	0.07	9/1/11	3,500,000	[a]	3,500,000
Louisiana Public Facilities
Authority, Revenue (Tiger
Athletic Foundation Project)
(LOC; FHLB)	0.21	9/7/11	4,700,000	[a]	4,700,000
Maryland—1.0%
Maryland Economic Development
Corporation, Revenue
(Chesapeake Advertising
Facility) (LOC; M&T Trust)	0.46	9/7/11	1,440,000	[a]	1,440,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Massachusetts—3.4%
Massachusetts Department of
Transportation, Metropolitan
Highway System Subordinated
Revenue (Commonwealth Contract
Assistance Secured) (Liquidity
Facility; Barclays Bank PLC)	0.13	9/7/11	5,000,000	[a]	5,000,000
Michigan—1.2%
Oakland County Economic
Development Corporation, LOR
(Michigan Seamless Tube LLC
Project) (LOC; Bank of America)	0.36	9/7/11	1,800,000	[a]	1,800,000
Minnesota—2.1%
Waite Park,
IDR (McDowall Company Project)
(LOC; U.S. Bank NA)	0.39	9/7/11	3,135,000	[a]	3,135,000
Nebraska—1.0%
Lancaster County School District
0001, GO Notes	4.00	1/15/12	1,435,000		1,455,158
Nevada—1.5%
Clark County,
Airport System Subordinate
Lien Revenue (Las Vegas
McCarran International
Airport) (LOC; Citibank NA)	0.19	9/7/11	1,200,000	[a]	1,200,000
Clark County,
Airport System Subordinate
Lien Revenue (Las Vegas
McCarran International Airport)
(LOC; Royal Bank of Canada)	0.18	9/7/11	1,000,000	[a]	1,000,000
New York—5.5%
New York City,
GO Notes (Liquidity Facility;
Wells Fargo Bank)	0.07	9/1/11	1,500,000	[a]	1,500,000
New York City Trust for Cultural
Resources, Revenue, Refunding
(American Museum of Natural
History) (Liquidity Facility;
Bank of America)	0.12	9/1/11	2,750,000	[a]	2,750,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York Liberty Development
Corporation, Liberty Revenue
(World Trade Center Project)	0.35	2/1/12	4,000,000		4,000,000
North Carolina—5.2%
North Carolina Capital Facilities
Finance Agency, Educational
Facilities Revenue (High Point
University Project) (LOC;
Branch Banking and Trust Co.)	0.21	9/7/11	3,700,000	[a]	3,700,000
North Carolina Medical Care
Commission, Health Care
Facility Revenue (Merlots
Program) (Providence Place
Retirement Community Nursing
Home Project) (Liquidity
Facility; Wells Fargo Bank
and LOC; GNMA)	0.18	9/7/11	3,965,000	[a,b,c]	3,965,000
Ohio—3.2%
Clark County,
Solid Waste Facilities Revenue
(Eastwood Dairy LLC Project)
(LOC; Wells Fargo Bank)	0.39	9/7/11	2,750,000	[a]	2,750,000
Union Township,
GO Notes, BAN (Various Purpose)	1.25	9/13/11	1,000,000		1,000,163
Union Township,
GO Notes, BAN (Various Purpose)	1.13	9/12/12	1,000,000		1,004,700
Pennsylvania—8.2%
Lancaster County Hospital
Authority, Health Center
Revenue (LUTHERCARE Project)
(LOC; M&T Trust)	0.21	9/7/11	1,147,000	[a]	1,147,000
Pennsylvania Economic Development
Financing Authority, Revenue
(Evergreen Community Power
Facility) (LOC; M&T Trust)	0.36	9/7/11	5,000,000	[a]	5,000,000
Philadelphia Hospitals and Higher
Education Facilities Authority,
HR (The Children’s Hospital of
Philadelphia Project) (Liquidity
Facility; Wells Fargo Bank)	0.13	9/1/11	2,000,000	[a]	2,000,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Philadelphia School District,
GO Notes, Refunding (LOC;
Barclays Bank PLC)	0.15	9/7/11	4,000,000	[a]	4,000,000
South Carolina—5.9%
Columbia,
Waterworks and Sewer System
Revenue (LOC; U.S. Bank NA)	0.13	9/1/11	2,100,000	[a]	2,100,000
South Carolina Association of
Governmental Organizations, COP	1.50	4/13/12	1,800,000		1,813,986
South Carolina Jobs-Economic
Development Authority, HR
(Conway Hospital, Inc.)
(Insured; Assured Guaranty
Municipal Corp. and Liquidity
Facility; Branch Banking
and Trust Co.)	0.24	9/7/11	4,850,000	[a]	4,850,000
Tennessee—6.7%
Knox County Health, Educational
and Housing Facility Board,
Hospital Facilities Revenue
(Catholic Healthcare Partners)
(LOC; Landesbank
Baden-Wurttemberg)	0.15	9/7/11	4,300,000	[a]	4,300,000
Sevier County Public Building
Authority, Local Government
Public Improvement Revenue
(LOC; Bank of America)	0.23	9/7/11	3,315,000	[a]	3,315,000
Tennergy Corporation,
Gas Revenue (Putters Program)
(Liquidity Facility; JPMorgan
Chase Bank and LOC;
JPMorgan Chase Bank)	0.26	9/7/11	2,345,000	[a,b,c]	2,345,000
Texas—9.5%
El Paso Independent School
District, Unlimited Tax
School Building Bonds
(Liquidity Facility; JPMorgan
Chase Bank and LOC;
Permanent School Fund
Guarantee Program)	0.23	12/7/11	3,750,000		3,750,000

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Greenville Industrial Development
Corporation, IDR (Woodgrain
Project) (LOC; General
Electric Capital Corp.)	0.24	9/7/11	3,225,000	[a]	3,225,000
Harris County,
GO Notes, TAN	1.50	2/29/12	4,000,000		4,026,525
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
LLC Project) (LOC; Branch
Banking and Trust Co.)	0.50	9/29/11	3,000,000		3,000,000
Utah—4.7%
Murray City,
HR (Intermountain Health Care
Health Services, Inc.)	0.11	9/1/11	4,000,000	[a]	4,000,000
Salt Lake County,
GO Notes, TRAN	2.50	12/29/11	3,000,000		3,023,110
Vermont—1.5%
Vermont Economic Development
Authority, Revenue, CP
(Economic Development
Capital Program) (LOC;
JPMorgan Chase Bank)	0.27	9/7/11	2,300,000		2,300,000
Virginia—1.5%
Hanover County Industrial
Development Authority, IDR
(Virginia Iron and Metal
Company Inc., Project) (LOC;
Branch Banking and Trust Co.)	0.28	9/7/11	2,240,000	[a]	2,240,000
Washington—1.6%
Port of Chehalis Industrial
Development Corporation,
Industrial Revenue (JLT
Holding, LLC Project) (LOC;
Wells Fargo Bank)	0.34	9/7/11	2,350,000	[a]	2,350,000

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Wisconsin—7.8%
Waupaca,
IDR (Gusmer Enterprises, Inc.
Project) (LOC; Wells Fargo Bank)	0.39	9/7/11	2,680,000[a]	2,680,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Mequon Jewish Campus, Inc.
Project) (LOC; JPMorgan
Chase Bank)	0.25	9/7/11	2,955,000[a]	2,955,000
Wisconsin Health and Educational
Facilities Authority, Revenue,
Refunding (Lawrence University
of Wisconsin) (LOC; JPMorgan
Chase Bank)	0.21	9/7/11	3,925,000[a]	3,925,000
Wisconsin Rural Water Construction
Loan Program Commission,
Revenue, BAN	1.50	11/1/11	2,000,000	2,002,986

Total Investments (cost $148,706,193)			100.0%	148,706,193

Cash and Receivables (Net)			.0%	19,896

Net Assets			100.0%	148,726,089

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities amounted to $11,080,000 or 7.4% of net assets.
c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

14

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)†
F1	+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	91.4
AAA,AA,Ad			Aaa,Aa,Ad		AAA,AA,Ad	1.0
Not Rated[e]			Not Rated[e]		Not Rated[e]	7.6
						100.0

† Based on total investments.
d Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	15

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	148,706,193	148,706,193
Cash		1,045,168
Interest receivable		101,471
Prepaid expenses		9,136
		149,861,968
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		10,170
Payable for investment securities purchased		1,004,700
Payable for shares of Common Stock redeemed		54,313
Accrued expenses		66,696
		1,135,879
Net Assets ($)		148,726,089
Composition of Net Assets ($):
Paid-in capital		148,726,089
Net Assets ($)		148,726,089
Shares Outstanding
(3 billion shares of $.001 par value Common Stock authorized)		148,726,089
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Interest Income	596,293
Expenses:
Management fee—Note 2(a)	827,883
Shareholder servicing costs—Note 2(b)	114,816
Professional fees	53,108
Prospectus and shareholders’ reports	31,383
Directors’ fees and expenses—Note 2(c)	24,315
Registration fees	20,728
Custodian fees—Note 2(b)	16,450
Miscellaneous	25,854
Total Expenses	1,114,537
Less—reduction in management fee due to undertaking—Note 2(a)	(369,344)
Less—reduction in expenses due to undertaking—Note 2(a)	(148,816)
Less—reduction in fees due to earnings credits—Note 2(b)	(331)
Net Expenses	596,046
Investment Income—Net, representing net increase
in net assets resulting from operations	247

See notes to financial statements.

The Fund	17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment Income-Net, representing
net increase in net assets
resulting from operations	247	42,896
Dividends to Shareholders from ($):
Investment income—net	(247)	(42,896)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	48,919,901	49,576,436
Dividends reinvested	243	41,539
Cost of shares redeemed	(86,388,357)	(161,487,259)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(37,468,213)	(111,869,284)
Total Increase (Decrease) in Net Assets	(37,468,213)	(111,869,284)
Net Assets ($):
Beginning of Period	186,194,302	298,063,586
End of Period	148,726,089	186,194,302

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.000[a]	.011	.025	.033
Distributions:
Dividends from investment income—net	(.000)[a]	(.000)[a]	(.011)	(.025)	(.033)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.01	1.12	2.50	3.32
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.67	.62	.65	.60	.60
Ratio of net expenses
to average net assets	.36	.40	.44	.43	.45
Ratio of net investment income
to average net assets	.00[b]	.02	1.15	2.46	3.27
Net Assets, end of period ($ x 1,000)	148,726	186,194	298,064	360,651	339,372

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund.The fund’s investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

20

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	148,706,193
Level 3—Significant Unobservable Inputs	—
Total	148,706,193

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the

22

Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010, were as follows: tax exempt income $247 and $42,896, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed, to waive receipt of its fees and/or assume the expenses of the fund so that the annual fund operating expenses do not exceed .45% of the value of the fund’s average daily net assets. The Manager may terminate this undertaking agreement upon at least 90 days notice to shareholders, but has committed not to do so until at least January 1, 2012.The reduction in management fee, pursuant to the undertaking, amounted to $369,344 during the period ended August 31, 2011.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level. Such level may change from time to time, is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $148,816 during the period ended August 31, 2011.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2011, the fund was charged $84,563 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $20,730 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011,

24

the fund was charged $2,136 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $99.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $16,450 pursuant to the custody agreement.These fees were partially offset by earnings credits of $232.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $60,333, chief compliance officer fees $3,253 and transfer agency per account fees $3,974, which are offset against an expense reimbursement currently in effect in the amount of $57,390.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common officers, complies with Rule 17a-7 of the Act. During the period ended August 31, 2011, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $66,720,000 and $75,905,000, respectively.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus BASIC Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC Municipal Money Market Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC Municipal Money Market Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

26

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s exempt-interest dividends paid for the 2011 calendar year on Form 1099-INT, which will be mailed in early 2012.

The Fund	27

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
William Hodding Carter III (76)
Board Member (2006)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Gordon J. Davis (70)
Board Member (1995)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 44

28

Joni Evans (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Richard C. Leone (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 29
———————
Hans C. Mautner (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 29

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (47)
Board Member (2006)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-present)
• SeniorVice President, Mentor, a national non-profit youth mentoring organization (1992-2005)
No. of Portfolios for which Board Member Serves: 54
———————
Burton N. Wallack (60)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 29
———————
John E. Zuccotti (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
No. of Portfolios for which Board Member Serves: 29
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Arnold S. Hiatt, Emeritus Board Member

30

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

32

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	33

For More Information

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
16	Statement of Assets and Liabilities
17	Statement of Operations
18	Statement of Changes in Net Assets
19	Financial Highlights
20	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Important Tax Information
29	Board Members Information
32	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
New Jersey Municipal
Money Market Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC New Jersey Municipal Money Market Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although investors were encouraged by expectations of a more robust economic recovery through the first quarter of 2011, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. However, the U.S. short-term debt — in which money market funds invest — maintained its highest credit rating designation among all three major rating agencies.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. However, the Fed’s policy stance also seems likely to keep money market yields at current levels. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Joseph Irace, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus BASIC New Jersey Municipal Money Market Fund produced a yield of 0.13%. Taking into account the effects of compounding, the fund produced an effective yield of 0.13%.1

Despite heightened volatility among stocks and bonds, tax-exempt money market yields remained stable at historically low levels during the reporting period as short-term interest rates remained unchanged in a faltering U.S. economy.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal and New Jersey state personal income taxes. The fund may also invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and New Jersey state income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund may invest temporarily in high-quality, taxable money market instruments when acceptable municipal obligations are not available for investment.

Low Rates Persisted Despite Shifting Economic Sentiment

The reporting period began amid improved investor sentiment after the Federal Reserve Board (the “Fed”) implemented new measures designed to stimulate greater economic growth through a new round of

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

quantitative easing. Investors responded positively to this renewed commitment to avoiding a double-dip recession, and they looked forward to better economic conditions in 2011. Despite unexpected economic shocks early in the new year stemming from political uprisings in the Middle East and devastating natural and nuclear disasters in Japan, greater economic optimism generally was reinforced by reports of improved hiring activity and consumer spending through the first quarter of 2011.

It wasn’t until late April that investor sentiment began to deteriorate in earnest, when Greece again appeared headed toward default on its sovereign debt, U.S. economic data proved disappointing and a contentious debate regarding government spending and borrowing intensified. Some of these worries came to a head during the final month of the reporting period, when Congress passed legislation cutting government spending and raising the U.S. debt ceiling, and Standard & Poor’s downgraded its credit rating on long-term U.S. debt securities.

Throughout a reporting period characterized by changing economic sentiment, the Fed maintained its aggressively accommodative policy stance, leaving the overnight federal funds rate in a range between 0% and 0.25%. Consequently, municipal money market yields remained near zero percent.

In the municipal money markets, ample new issuance in advance of the expiration of the federally subsidized Build America Bonds program at the end of 2010 and political pressure to reduce borrowing had a dampening impact on issuance volumes over the first eight months of 2011. Meanwhile, demand for municipal money market instruments remained robust as individuals sought to shelter income from rising state taxes, and institutional investors searched for alternatives to low yielding taxable money market instruments.

Like many states, New Jersey reduced spending to address its budget deficit during the reporting period.Although tax revenues generally have remained below prerecession levels, receipts have trended up over the past year, and several banks have initiated programs providing municipal issuers with credit, a positive development that appears likely to continue.

4

Maintaining a Credit-Conscious Investment Posture

We have maintained the fund’s conservative investment posture, emphasizing direct, high-quality municipal obligations and commercial paper deemed creditworthy by our analysts.We also favored instruments backed by pledged tax appropriations or dedicated revenues.We generally shied away from general obligation debt and instruments issued by localities that depend heavily on state aid.

Outlook Clouded by Recent Events

Although the U.S. economy has continued to grow, developments currently roiling the financial markets have clouded the outlook for the remainder of 2011 and beyond. However, the Fed recently signaled that it is prepared to keep short-term interest rates near historical lows “at least through mid-2013,” and we believe the prudent course continues to be an emphasis on preservation of capital and liquidity. However, the supply of newly issued tax-exempt money market instruments may increase later this year, which could put upward pressure on yields.

September 15, 2011

An investment in the fund is not insured or guaranteed by the FDIC or any other government
agency.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors.Yields provided reflect the absorption of certain fund expenses by The
Dreyfus Corporation, pursuant to an agreement in effect until such time as shareholders are given at least 90 days’ notice and which Dreyfus has committed will remain in place until at least
January 1, 2012. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC New Jersey Municipal Money Market Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

Expenses paid per $1,000†	$2.27
Ending value (after expenses)	$1,000.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

Expenses paid per $1,000†	$2.29
Ending value (after expenses)	$1,022.94

† Expenses are equal to the fund’s annualized expense ratio of .45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
August 31, 2011

Short-Term	Coupon	Maturity	Principal
Investments—99.3%	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—92.2%
Avalon Borough,
GO Notes (General Improvement
Bonds and Water/Sewer Utility)	5.00	5/15/12	300,000		309,158
Berkeley Heights Township Board of
Education, GO Notes	4.13	3/1/12	130,000		131,906
Camden County Improvement
Authority, County Guaranteed
Lease Revenue, Refunding	4.00	12/1/11	550,000		554,069
Camden County Improvement
Authority, Special Revenue
(Congregation Beth El Project)
(LOC; TD Bank)	0.29	9/7/11	1,600,000	[a]	1,600,000
Carteret Redevelopment Agency,
Revenue (Project Notes)	1.50	9/28/11	1,000,000		1,000,366
Cumberland County,
GO Notes (General Improvement)	2.50	12/15/11	100,000		100,358
East Brunswick Township,
GO Notes, BAN	2.00	1/6/12	195,000		195,626
East Orange,
GO Notes, Refunding (Water Utility)	3.70	7/1/12	100,000		102,337
Elizabeth,
GO Notes, BAN (Sewer Utility)	1.25	4/13/12	1,000,000		1,001,519
Elizabeth,
GO Notes, Refunding	4.25	4/15/12	895,000		911,803
Elizabeth,
GO Notes, Refunding (General
Improvement and Sewer Utility)	3.00	11/1/11	100,000		100,327
Essex County Improvement
Authority, Airport
Revenue, Refunding	5.13	10/1/11	250,000		250,860
Essex County Improvement
Authority, GO Guaranteed Lease
Revenue, Refunding (County
Recreational Facilities—
Riverbank Park Project)	2.00	10/1/11	160,000		160,137
Essex County Improvement
Authority, GO Guaranteed
Revenue, Refunding (New Jersey
Performing Arts Center Project)	2.00	10/1/11	105,000		105,090

The Fund	7

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Essex County Improvement
Authority, Revenue (The
Children’s Institute Project)
(LOC; Wells Fargo Bank)	0.29	9/7/11	100,000	[a]	100,000
Ewing Township Board of Education,
GO Notes	3.75	9/15/11	200,000		200,208
Fort Lee Borough,
GO Notes, Refunding	5.00	2/1/12	100,000		101,801
Gloucester City,
GO Notes (General Improvement
and Sewer Utility)	2.00	9/1/12	540,000		546,847
Gloucester Township,
GO Notes	2.00	2/1/12	550,000		553,074
High Bridge Borough,
GO Notes, Refunding	4.63	12/1/11	100,000		100,804
Hillsdale Borough,
GO Notes (General Improvement
and Swim Pool Utility)	2.00	2/15/12	435,000		436,974
Hunterdon Central Regional High
School District Board of
Education, GO Notes, Refunding	4.75	5/1/12	150,000		153,865
Irvington Township,
GO Notes, BAN	2.00	6/21/12	827,800		831,734
Jersey City,
GO Notes, Refunding	6.25	10/1/11	125,000		125,552
Jersey City,
GO Notes, Refunding
(General Improvement)	5.00	3/1/12	185,000		188,890
Jersey City,
GO Notes, Refunding
(School Improvement)	5.00	3/1/12	350,000		357,191
Livingston Township,
GO Notes, BAN	1.50	2/2/12	640,000		642,258
Long Hill Township,
GO Notes, BAN	2.00	7/15/12	100,000		101,080
Mansfield Township Board of
Education, GO Notes	3.63	3/1/12	100,000		101,220
Mercer County Improvement
Authority, Revenue, Refunding
(The Atlantic Foundation
Project) (LOC; Bank of America)	0.16	9/1/11	1,770,000	[a]	1,770,000

8

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Middlesex County,
GO Notes	2.00	1/15/12	100,000		100,350
Monmouth Beach Borough Board of
Education, GO Notes, Refunding	3.00	2/1/12	130,000		131,077
Moonachie Borough Board of
Education, GO Notes	4.25	3/1/12	100,000		101,784
Moorestown Township,
GO Notes	4.25	1/15/12	100,000		101,073
New Jersey Building Authority,
State Building Revenue, Refunding	5.00	6/15/12	200,000		206,408
New Jersey Economic Development
Authority, Economic Growth
Revenue (Greater Mercer County
Composite Issue) (LOC;
Wells Fargo Bank)	0.74	9/7/11	315,000	[a,b]	315,000
New Jersey Economic Development
Authority, EDR (AJV Holdings
LLC Project) (LOC;
JPMorgan Chase Bank)	0.62	9/7/11	300,000	[a,b]	300,000
New Jersey Economic Development
Authority, EDR (Paddock
Realty, LLC Project) (LOC;
Wells Fargo Bank)	0.34	9/7/11	1,925,000	[a,b]	1,925,000
New Jersey Economic Development
Authority, EDR (The Center
School Project) (LOC;
Bank of America)	0.45	9/7/11	315,000	[a]	315,000
New Jersey Economic Development
Authority, EDR, Refunding (RDR
Investment Company LLC) (LOC;
JPMorgan Chase Bank)	0.34	9/7/11	1,155,000	[a,b]	1,155,000
New Jersey Economic Development
Authority, First Mortgage
Revenue, Refunding
(Winchester Gardens at
Ward Homestead Project)
(LOC; Valley National Bank)	0.46	9/7/11	5,700,000	[a]	5,700,000
New Jersey Economic Development
Authority, IDR (CST Products,
LLC Project) (LOC;
National Bank of Canada)	0.34	9/7/11	4,800,000	[a,b]	4,800,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, Natural Gas
Revenue, Refunding (New Jersey
Natural Gas Company Project)	0.18	9/1/11	4,900,000	[a,b]	4,900,000
New Jersey Economic Development
Authority, Revenue (ESARC, Inc.)
(Liquidity Facility; TD Bank)	0.31	9/7/11	2,275,000	[a,b]	2,275,000
New Jersey Economic Development
Authority, Revenue (G&W
Laboratories, Inc. Project)
(LOC; Wells Fargo Bank)	0.34	9/7/11	2,320,000	[a,b]	2,320,000
New Jersey Economic Development
Authority, Revenue (Melrich
Road Development Company, LLC
Project) (LOC; Wells Fargo Bank)	0.34	9/7/11	2,075,000	[a,b]	2,075,000
New Jersey Economic Development
Authority, Revenue (MZR Real
Estate, L.P. Project) (LOC;
Wells Fargo Bank)	0.34	9/7/11	845,000	[a,b]	845,000
New Jersey Economic Development
Authority, Revenue (Richmond
Industries, Inc. and Richmond
Realty, LLC Projects)
(LOC; TD Bank)	0.39	9/7/11	440,000	[a,b]	440,000
New Jersey Economic Development
Authority, Revenue (Somerset
Hills YMCA Project)
(LOC; TD Bank)	0.29	9/7/11	1,400,000	[a]	1,400,000
New Jersey Economic Development
Authority, Revenue (The
Baptist Home Society of New
Jersey Project) (LOC;
Valley National Bank)	0.45	9/7/11	3,155,000	[a]	3,155,000
New Jersey Educational Facilities
Authority, Revenue (Higher
Education Capital Improvement
Fund Issue)	5.00	9/1/11	100,000		100,000
New Jersey Educational
Facilities Authority,
Revenue, Refunding
(Higher Education Capital
Improvement Fund Issue)	4.00	9/1/11	310,000		310,000

10

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Educational Facilities
Authority, Revenue, Refunding
(The College of Saint Elizabeth
Issue) (LOC; RBS Citizens NA)	0.32	9/7/11	6,690,000	[a]	6,690,000
New Jersey Environmental
Infrastructure Trust, Revenue,
Refunding (Financing Program)	3.00	9/1/12	200,000		204,360
New Jersey Environmental
Infrastructure Trust, Revenue,
Refunding (Financing Program)	3.00	9/1/12	100,000		102,180
New Jersey Health Care Facilities
Financing Authority,
Department of Human Services
LR (Greystone Park Psychiatric
Hospital Project)	3.50	9/15/11	100,000		100,095
New Jersey Health Care Facilities
Financing Authority,
Department of Human Services
LR (Greystone Park Psychiatric
Hospital Project)	5.00	9/15/11	100,000		100,140
New Jersey Housing and Mortgage
Finance Agency, SFHR	3.90	10/1/11	495,000		495,802
New Jersey Transportation
Trust Fund Authority
(Transportation System)	4.50	12/15/11	100,000		101,004
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.25	12/15/11	200,000		202,413
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.25	12/15/11	305,000		308,860
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.25	6/15/12	100,000		103,513
North Brunswick Township,
GO Notes, Refunding	4.00	5/15/12	100,000		102,238
Passaic County,
GO Notes, Refunding	3.00	9/1/11	250,000		250,000
Passaic Valley Water Commission,
Water Supply System
Revenue, Refunding	2.00	11/1/11	540,000		540,804

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
Perth Amboy,
GO Notes, Refunding (General
Improvement and Tax Appeal)	3.00	2/1/12	225,000		226,547
Port Authority of New York and
New Jersey, Equipment Notes	0.35	9/7/11	1,615,000	[a]	1,615,000
Rahway,
GO Notes, BAN	1.50	8/10/12	275,000		276,278
Rahway Redevelopment Agency,
City-Secured Arts District
Extension Project Notes	1.75	9/15/11	1,000,000		1,000,237
Readington Township,
GO Notes (General Improvement)	4.00	1/15/12	250,000		252,804
Red Bank,
GO Notes, BAN	1.50	11/30/11	1,000,000		1,001,219
River Vale Township,
GO Notes, BAN	1.50	1/13/12	250,000		250,454
Sea Isle City,
GO Notes	3.00	11/15/11	270,000		271,101
Somers Point Board of Education,
GO Notes	2.00	3/1/12	155,000		155,764
Somerset County Improvement
Authority, County Guaranteed
Governmental Loan Revenue
(Bridgewater Project)	2.00	9/1/11	100,000		100,000
Sparta Township Board of
Education, GO Notes, Refunding	5.00	9/1/11	400,000		400,000
Union City,
GO Notes	6.38	11/1/11	100,000		100,890
Union County,
GO Notes, Refunding
(General Improvement)	4.00	3/1/12	225,000		228,611
West Orange Township Board of
Education, GO Notes	4.13	11/1/11	140,000		140,722

12

Short-Term	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related—7.1%
Puerto Rico Industrial, Tourist,
Educational, Medical and
Environmental Control
Facilities Financing
Authority, Environmental
Control Facilities Revenue
(Bristol-Myers Squibb
Company Project)	0.31	9/7/11	3,700,000[a]	3,700,000
Puttable Floating Option Tax
Exempt Receipts (Puerto Rico
Electric Power Authority,
Power Revenue) (Liquidity
Facility; Bank of America and
LOC; Bank of America)	0.32	9/7/11	980,000[a,c,d]	980,000

Total Investments (cost $65,806,782)			99.3%	65,806,782

Cash and Receivables (Net)			.7%	469,549

Net Assets			100.0%	66,276,331

a Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b At August 31, 2011, the fund had $21,350,000 or 32.2% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from industrial revenue.
c Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, this security amounted to $980,000 or 1.5% of net assets.
d The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

14

Summary of Combined Ratings (Unaudited)

Fitch		or	Moody’s	or	Standard & Poor’s	Value (%)†
F1	+,F1		VMIG1,MIG1,P1		SP1+,SP1,A1+,A1	51.9
AAA,AA,Ae			Aaa,Aa,Ae		AAA,AA,Ae	16.2
Not Rated[f]			Not Rated[f]		Not Rated[f]	31.9
						100.0

† Based on total investments.
e Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	15

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	65,806,782	65,806,782
Receivable for investment securities sold		1,000,023
Interest receivable		204,248
Prepaid expenses		5,427
		67,016,480
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		17,741
Cash overdraft due to Custodian		123,119
Payable for investment securities purchased		546,847
Payable for shares of Common Stock redeemed		1
Accrued expenses		52,441
		740,149
Net Assets ($)		66,276,331
Composition of Net Assets ($):
Paid-in capital		66,277,872
Accumulated net realized gain (loss) on investments		(1,541)
Net Assets ($)		66,276,331
Shares Outstanding
(1 billion shares of $.001 par value Common Stock authorized)		66,277,872
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

16

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Interest Income	421,217
Expenses:
Management fee—Note 2(a)	362,432
Shareholder servicing costs—Note 2(b)	56,815
Auditing fees	40,698
Prospectus and shareholders’ reports	17,236
Directors’ fees and expenses—Note 2(c)	12,579
Custodian fees—Note 2(b)	11,550
Registration fees	9,704
Legal fees	3,492
Miscellaneous	24,876
Total Expenses	539,382
Less—reduction in management fee due to undertaking—Note 2(a)	(213,152)
Less—reduction in expenses due to undertaking—Note 2(a)	(587)
Less—reduction in fees due to earnings credits—Note 2(b)	(41)
Net Expenses	325,602
Investment Income—Net	95,615
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	18
Net Increase in Net Assets Resulting from Operations	95,633
See notes to financial statements.

The Fund	17

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	95,615	153,377
Net realized gain (loss) on investments	18	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	95,633	153,377
Dividends to Shareholders from ($):
Investment income—net	(95,615)	(153,377)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	19,100,920	28,568,383
Dividends reinvested	94,140	150,007
Cost of shares redeemed	(32,714,681)	(59,164,643)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(13,519,621)	(30,446,253)
Total Increase (Decrease) in Net Assets	(13,519,603)	(30,446,253)
Net Assets ($):
Beginning of Period	79,795,934	110,242,187
End of Period	66,276,331	79,795,934

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.001	.002	.013	.026	.033
Net realized and unrealized
gain (loss) on investments	—	—	—	.001	—
Total from Investment Operations	.001	.002	.013	.027	.033
Distributions:
Dividends from investment income—net	(.001)	(.002)	(.013)	(.026)	(.033)
Dividends from net realized
gain on investments	—	—	—	(.001)	—
Total Distributions	(.001)	(.002)	(.013)	(.027)	(.033)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.13	.17	1.36	2.70	3.30
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74	.69	.73	.68	.65
Ratio of net expenses
to average net assets	.45	.45	.44	.44	.45
Ratio of net investment income
to average net assets	.13	.17	1.33	2.58	3.25
Net Assets, end of period ($ x 1,000)	66,276	79,796	110,242	110,655	103,147

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC New Jersey Municipal Money Market Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series including the fund.The fund’s investment objective is to seek as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

20

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	65,806,782
Level 3—Significant Unobservable Inputs	—
Total	65,806,782

†	See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of

22

the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $1,541 is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010, were as follows: tax exempt income $95,615 and $153,377, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has agreed, to waive receipt of its fees and/or assume the expenses of the fund so that the annual fund operating expenses do not exceed .45% of the value of the fund’s average daily net assets.The Manager may terminate this undertaking agreement upon at least 90 days notice to shareholders, but has committed not to do so until at least January 1, 2012. The reduction in management fee, pursuant to the undertaking, amounted to $213,152 during the period ended August 31, 2011.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level. Such level may change from time to time, is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $587 during the period ended August 31, 2011.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2011, the fund was charged $42,231 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

24

fund. During the period ended August 31, 2011, the fund was charged $8,441 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $885 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $41.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $11,550 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $28,557, custodian fees $2,966, chief compliance officer fees $3,253 and transfer agency per account fees $1,381, which are offset against an expense reimbursement currently in effect in the amount of $18,416.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board of Directors.The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Director and/or common officers, complies with Rule 17a-7 of the Act. During the period ended August 31, 2011, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act amounting to $43,470,000 and $43,320,000, respectively.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors

Dreyfus BASIC New Jersey Municipal Money Market Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

The Fund	27

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax and, for individuals who are New Jersey residents, New Jersey personal income taxes).

Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
William Hodding Carter III (76)
Board Member (2006)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Gordon J. Davis (70)
Board Member (1995)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 44

The Fund	29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joni Evans (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Richard C. Leone (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 29
———————
Hans C. Mautner (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 29

30

Robin A. Melvin (47)
Board Member (2006)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-present)
• SeniorVice President, Mentor, a national non-profit youth mentoring organization (1992-2005)
No. of Portfolios for which Board Member Serves: 54
———————
Burton N.Wallack (60)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 29
———————
John E. Zuccotti (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
No. of Portfolios for which Board Member Serves: 29
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Arnold S. Hiatt, Emeritus Board Member

The Fund	31

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

32

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	33

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.

He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

34

NOTES

For More Information

Dreyfus
High Yield Municipal
Bond Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
22	Statement of Assets and Liabilities
23	Statement of Operations
24	Statement of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Important Tax Information
42	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
High Yield Municipal
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus High Yield Municipal Bond Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although investors were encouraged by expectations of a more robust economic recovery through the first quarter of 2011, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S. Treasury securities were not assigned the highest credit rating.While most fixed-income securities proved volatile in this tumultuous environment, municipal bonds held up relatively well due to robust demand for a limited supply of newly issued securities.

The economic outlook currently is clouded by uncertainty and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe.To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by James Welch, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus HighYield Municipal Bond Fund’s Class A shares produced a –0.03% total return, Class C shares returned –0.77%, Class I shares returned 0.22%, and Class Z shares returned 0.05%.1 The fund’s benchmark, the Barclays Capital Municipal Bond Index (the “Index”), which, unlike the fund, does not include securities rated below investment grade, produced a 2.66% total return.2 After encountering weak market conditions over the final months of 2010, municipal bonds generally rebounded in 2011 as a reduced supply of newly issued securities was met by robust investor demand.The fund lagged its benchmark, primarily due to below-average returns from lower-rated municipal bonds compared to the higher-quality securities that comprise the Index.

The Fund’s Investment Approach

The fund primarily seeks high current income exempt from federal income tax. Secondarily, the fund may seek capital appreciation to the extent consistent with its primary goal. To pursue its goals, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal income tax. The fund normally invests at least 50% of its assets in municipal bonds rated BBB/Baa or lower by independent rating agencies or the unrated equivalent as determined by Dreyfus. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.The fund may invest up to 50% of its assets in higher-quality municipal bonds rated AAA/Aaa to A, or the unrated equivalent as determined by Dreyfus.

We focus on identifying undervalued sectors and securities and minimize the use of interest rate forecasting.The portfolio managers select municipal bonds for the fund’s portfolio by:

  Using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market;

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

  Actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Municipal Bonds Held Up Relatively Well

New stimulative measures from the Federal Reserve Board, improved economic data and rising corporate earnings generally supported investor sentiment into the first quarter of 2011.While investor confidence was shaken in February due to political unrest in the Middle East, and again in March when natural and nuclear disasters struck Japan, most markets bounced back quickly from these unexpected shocks. Economic sentiment began to deteriorate in earnest in late April when U.S. economic data disappointed and the debate regarding government spending and borrowing intensified.Turbulence in the financial markets was particularly severe in August, after a major credit-rating agency downgraded its assessment of long-term U.S. debt securities.

Despite these developments, municipal bonds were buoyed in 2011 by positive supply-and-demand forces, offsetting the effects of market weakness at the end of 2010.The termination of the federally subsidized Build America Bonds program and political pressure to reduce spending led to less municipal borrowing over the first eight months of 2011, while demand remained robust from investors seeking competitive levels of tax-exempt income.

Lower-Quality Bonds Hurt Relative Performance

Lower-rated municipal bonds generally produced less attractive returns during the overall reporting period than securities with better credit profiles, dampening the fund’s results compared to its benchmark. Relative performance was particularly weak among bonds backed by charter schools and hospitals.

On a more positive note, we began to reposition the fund early in 2011 to take advantage of wider yield differences between lower- and higher-rated municipal bonds.We increased the fund’s holdings of securities in the B and BB credit tiers, focusing primarily on bonds that our credit analysts determined to have relatively strong liquidity characteristics. These new positions fared relatively well when supply-and-demand factors drove a market rebound and yield differences narrowed across the credit-quality spectrum.

4

Finding Income Opportunities in a Sluggish Economy

Due to ongoing supply-and-demand dynamics, we currently expect the municipal bond market to hold up better than many sectors of the taxable fixed-income market. In addition, we believe that prices of lower-rated securities may have troughed earlier in 2011, providing an attractive entry point for establishing new positions in the high yield segment of the market.

We intend to continue to search for high yield municipal bonds that, in our analysts’ judgment, are fundamentally sound but may have been punished too severely by skittish investors as economic conditions deteriorated.We found a number of opportunities meeting our investment criteria among municipal bonds issued to finance health care facilities and securities backed by the states’ settlement of litigation with U.S. tobacco companies. To manage the risks of investing in a slow-growth environment, we intend to favor larger, more liquid securities from well-established issuers.

September 15, 2011

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
1	Total return includes reinvestment of dividends and any capital gains paid. It does not include the maximum initial sales charges in the case of Class A shares, and the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Class Z and Class I shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market.
Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund	5

Comparison of change in value of $10,000 investment in Dreyfus High Yield Municipal Bond Fund Class A shares, Class C shares, Class I shares and Class Z shares and the Barclays Capital Municipal Bond Index

† Source: Lipper Inc.
†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s
Class Z shares for the period prior to March 15, 2007 (the inception date for Class A and Class C shares respectively), adjusted to reflect the applicable sales load for each share class. The total return figures presented for
Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to December 15,
2008 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Z shares of
Dreyfus HighYield Municipal Bond Fund on 9/30/05 (inception date) to a $10,000 investment made in the Barclays
Capital Municipal Bond Index (the “Index”) on that date.All capital gains and distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The fund invests primarily in municipal securities.The
Index is an unmanaged total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/11

	Inception			From
	Date	1Year	5 Years	Inception
Class A shares
with maximum sales charge (4.5%)	3/15/07	–4.50%	0.88%††	2.59%††
without sales charge	3/15/07	–0.03%	1.81%††	3.39%††
Class C shares
with applicable redemption charge †	3/15/07	–1.72%	1.13%††	2.80%††
without redemption	3/15/07	–0.77%	1.13%††	2.80%††
Class I shares	12/15/08	0.22%	1.93%††	3.49%††
Class Z shares	9/30/05	0.05%	1.91%	3.48%
Barclays Capital
Municipal Bond Index†††	9/30/05	2.66%	4.94%	4.81%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to March 15, 2007 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for periods prior to December 15,
2008 (the inception date for Class I shares).
†††	The Index date is based on the life of Class Z shares.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus HighYield Municipal Bond Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$5.35	$9.23	$4.05	$5.51
Ending value (after expenses)	$1,060.50	$1,056.50	$1,061.80	$1,060.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$5.24	$9.05	$3.97	$5.40
Ending value (after expenses)	$1,020.01	$1,016.23	$1,021.27	$1,019.86

† Expenses are equal to the fund’s annualized expense ratio of 1.03% for Class A, 1.78% for Class C, .78% for
Class I and 1.06% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2011

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.0%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—2.2%
Birmingham Water Works Board,
Water Revenue	5.00	1/1/23	1,500,000		1,683,480
Jefferson County,
Limited Obligation
School Warrants	5.25	1/1/20	2,500,000		2,304,600
Alaska—.7%
Alaska Industrial Development and
Export Authority, Community
Provider Revenue (Boys and
Girls Home and Family
Services, Inc. Project)	5.88	12/1/27	2,000,000		1,297,700
Arizona—4.4%
Mohave County Industrial
Development Authority,
Correctional Facilities
Contract Revenue (Mohave
Prison, LLC Expansion Project)	8.00	5/1/25	3,000,000		3,335,040
Pima County Industrial Development
Authority, Education
Facilities Revenue (Sonoran
Science Academy Tucson Project)	5.75	12/1/37	2,750,000		2,133,862
Pima County Industrial Development
Authority, Education Revenue
(American Charter Schools
Foundation Project)	5.63	7/1/38	3,000,000		2,402,970
California—6.4%
California,
GO (Various Purpose)	6.50	4/1/33	2,000,000		2,310,760
California Statewide Communities
Development Authority, Revenue
(Bentley School)	7.00	7/1/40	1,075,000		877,071
California Statewide Communities
Development Authority, Revenue
(Bentley School)	0.00	7/1/50	3,190,000	[a]	75,412
Chula Vista,
IDR (San Diego Gas and
Electric Company)	5.88	2/15/34	1,000,000		1,096,930
Golden State Tobacco
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/33	2,150,000		1,505,129

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
California (continued)
San Buenaventura,
Revenue (Community Memorial
Health System)	7.50	12/1/41	1,500,000		1,489,095
San Francisco City and County
Redevelopment Financing
Authority, Tax Allocation
Revenue (Mission Bay South
Redevelopment Project)	6.63	8/1/39	2,000,000		2,037,900
Silicon Valley Tobacco
Securitization Authority,
Tobacco Settlement
Asset-Backed Bonds (Santa
Clara County Tobacco
Securitization Corporation)	0.00	6/1/36	5,710,000	[a]	479,926
Tobacco Securitization Authority
of Southern California,
Tobacco Settlement
Asset-Backed Bonds
(San Diego County
Tobacco Asset
Securitization Corporation)	5.00	6/1/37	2,200,000		1,491,270
Colorado—.9%
Colorado Health Facilities
Authority, Revenue (Christian
Living Communities Project)	5.75	1/1/37	1,800,000		1,582,758
El Paso County,
SFMR (Collateralized:
FNMA and GNMA)	6.20	11/1/32	65,000		65,959
Connecticut—2.5%
Connecticut Development Authority,
Water Facilities Revenue
(Aquarion Water Company of
Connecticut Project)	5.50	4/1/21	1,500,000		1,612,395
Connecticut Development Authority,
Water Facilities Revenue
(Bridgeport Hydraulic
Company Project)	6.15	4/1/35	1,200,000		1,200,168
Connecticut Resources Recovery
Authority, Special Obligation
Revenue (American REF-FUEL
Company of Southeastern
Connecticut Project)	6.45	11/15/22	1,735,000		1,734,861

10

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
District of Columbia—1.1%
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA,
FNMA and GNMA)	6.65	6/1/30	1,455,000		1,587,143
District of Columbia Housing
Finance Agency, SFMR
(Collateralized: FHA,
FNMA and GNMA)	7.50	12/1/30	155,000		159,498
Metropolitan Washington Airports
Authority, Special Facility
Revenue (Caterair
International Corporation)	10.13	9/1/11	220,000		220,000
Florida—4.2%
Jacksonville Economic Development
Commission, Health Care
Facilities Revenue (Florida
Proton Therapy Institute Project)	6.25	9/1/27	1,000,000	[b]	996,500
Mid-Bay Bridge Authority,
Springing Lien Revenue	7.25	10/1/34	1,500,000		1,549,440
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/20	1,000,000		1,201,550
Palm Bay,
Educational Facilities Revenue
(Patriot Charter School Project)	7.00	7/1/36	4,000,000	[c]	1,199,760
Saint Johns County Industrial
Development Authority, Revenue
(Presbyterian Retirement
Communities Project)	5.88	8/1/40	2,500,000		2,484,375
Georgia—2.1%
Atlanta,
Airport General Revenue	5.00	1/1/27	2,000,000		2,046,300
Atlanta,
Water and Wastewater Revenue	6.00	11/1/27	1,500,000		1,688,250
Hawaii—.8%
Kuakini Health System,
Special Purpose Revenue	6.38	7/1/32	1,500,000		1,409,850
Illinois—7.1%
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)	5.63	1/1/35	1,240,000		1,319,025

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Chicago,
SFMR (Collateralized: FHLMC,
FNMA and GNMA)	6.00	10/1/33	275,000	286,935
Harvey,
GO	5.63	12/1/32	4,000,000	3,304,080
Illinois Finance Authority,
Recovery Zone Facility Revenue
(Navistar International
Corporation Project)	6.50	10/15/40	2,000,000	2,010,720
Illinois Finance Authority,
Revenue (Sherman
Health Systems)	5.50	8/1/37	1,500,000	1,351,125
Illinois Finance Authority,
Revenue (The Carle Foundation)	5.00	8/15/20	2,215,000	2,360,215
Railsplitter Tobacco Settlement
Authority, Tobacco
Settlement Revenue	6.00	6/1/28	1,000,000	1,025,110
University of Illinois Board of
Trustees, Auxiliary Facilities
System Revenue	5.50	4/1/31	1,000,000	1,070,280
Iowa—.5%
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	5.60	6/1/34	1,000,000	825,970
Kansas—1.1%
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	5.70	12/1/35	515,000	545,055
Sedgwick and Shawnee Counties,
SFMR (Mortgage-Backed
Securities Program)
(Collateralized: FNMA and GNMA)	6.25	12/1/35	1,230,000	1,329,507
Kentucky—2.0%
Kentucky Area Development
Districts Financing Trust, COP
(Lease Acquisition Program)	5.50	5/1/27	1,070,000	1,107,011
Ohio County,
PCR (Big Rivers Electric
Corporation Project)	6.00	7/15/31	2,500,000	2,527,200

12

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Louisiana—6.2%
Lakeshore Villages Master
Community Development District,
Special Assessment Revenue	5.25	7/1/17	4,867,000	[c]	2,435,447
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Westlake
Chemical Corporation Projects)	6.75	11/1/32	3,000,000		3,091,830
Louisiana Public Facilities
Authority, Revenue (SUSLA
Facilities, Inc. Project)	5.75	7/1/39	4,000,000	[b]	3,076,880
Saint James Parish,
SWDR (Freeport-McMoRan
Partnership Project)	7.70	10/1/22	2,530,000		2,539,791
Maine—.9%
Maine Health and Higher
Educational Facilities Authority,
Revenue (MaineGeneral
Medical Center Issue)	7.50	7/1/32	1,500,000		1,622,265
Maryland—2.7%
Maryland Economic Development
Corporation, Port Facilities
Revenue (CNX Marine Terminals Inc.
Port of Baltimore Facility)	5.75	9/1/25	3,000,000		2,962,590
Montgomery County,
Consolidated Public
Improvement GO	5.00	7/1/20	1,525,000		1,890,238
Massachusetts—.6%
Massachusetts Water Resources
Authority, General Revenue	5.00	8/1/27	1,000,000		1,134,160
Michigan—8.3%
Charyl Stockwell Academy,
COP	5.90	10/1/35	2,080,000		1,647,776
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	7.50	7/1/33	1,500,000		1,776,225
Kent Hospital Finance Authority,
Revenue (Metropolitan
Hospital Project)	6.00	7/1/35	2,000,000		1,834,260

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan (continued)
Lansing Board of Water and Light,
Utility System Revenue	5.50	7/1/41	1,500,000	1,629,840
Michigan Strategic Fund,
LOR (State of Michigan
Cadillac Place Office
Building Project)	5.00	10/15/19	1,300,000	1,464,476
Michigan Strategic Fund,
SWDR (Genesee Power
Station Project)	7.50	1/1/21	3,785,000	3,545,637
Royal Oak Hospital Finance
Authority, HR (William Beaumont
Hospital Obligated Group)	8.25	9/1/39	2,000,000	2,327,360
Wayne County Airport Authority,
Airport Revenue (Detroit
Metropolitan Wayne County
Airport) (Insured; National
Public Finance Guarantee Corp.)	5.00	12/1/34	500,000	458,790
Minnesota—1.0%
Saint Paul Housing and
Redevelopment Authority,
Hospital Facility Revenue
(HealthEast Project)	5.75	11/15/21	1,750,000	1,752,415
Mississippi—.8%
Mississippi Home Corporation,
SFMR (Collateralized:
FNMA and GNMA)	6.25	12/1/32	1,285,000	1,382,056
Missouri—1.5%
Missouri Development Finance
Board, Infrastructure
Facilities Revenue (Branson
Landing Project)	5.63	12/1/28	2,500,000	2,576,350
Missouri Housing Development
Commission, SFMR
(Homeownership Loan Program)
(Collateralized: FNMA and GNMA)	7.50	3/1/31	160,000	164,643
New Jersey—4.9%
Burlington County Bridge
Commission, EDR (The
Evergreens Project)	5.63	1/1/38	1,000,000	846,080

14

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey (continued)
New Jersey Economic Development
Authority, IDR
(Newark Airport
Marriott Hotel Project)	7.00	10/1/14	1,510,000		1,516,236
New Jersey Transportation Trust
Fund Authority (Transportation
System) (Insured; AMBAC)	5.25	12/15/22	1,545,000		1,762,582
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/29	1,700,000		1,251,693
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	0.00	6/1/41	4,000,000	[a]	149,440
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	5.00	6/1/41	4,860,000		3,221,451
New Mexico—1.5%
Farmington,
PCR (Public Service Company of
New Mexico San Juan Project)	6.25	6/1/40	2,200,000		2,205,170
New Mexico Mortgage Finance
Authority, Single Family
Mortgage Program Revenue
(Collateralized: FHLMC,
FNMA and GNMA)	6.15	7/1/35	460,000		497,122
New York—5.1%
New York City,
GO	5.00	8/1/20	1,500,000		1,796,715
New York City Industrial
Development Agency,
Liberty Revenue
(7 World Trade Center Project)	6.25	3/1/15	1,400,000		1,405,488
New York City Industrial
Development Agency, Special
Facility Revenue (American
Airlines, Inc. Project)	6.90	8/1/24	2,285,000		1,970,013

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New York (continued)
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	4,000,000		3,911,280
North Carolina—1.1%
Charlotte-Mecklenburg Hospital
Authority, Health Care Revenue
(Carolinas HealthCare System)	5.13	1/15/37	1,000,000		1,006,970
North Carolina Medical Care
Commission, Health Care
Facilities First Mortgage
Revenue (Deerfield Episcopal
Retirement Community)	6.13	11/1/38	1,000,000		1,014,060
Ohio—.7%
Buckeye Tobacco Settlement
Financing Authority, Tobacco
Settlement Asset-Backed Bonds	5.88	6/1/47	1,850,000		1,302,955
Oregon—.6%
Warm Springs Reservation
Confederated Tribes,
Hydroelectric Revenue (Pelton
Round Butte Project)	6.38	11/1/33	1,000,000		1,010,530
Pennsylvania—7.0%
Allegheny County Hospital
Development Authority, Health
System Revenue (West Penn
Allegheny Health System)	5.38	11/15/40	2,000,000		1,679,800
Delaware County Industrial
Development Authority, Charter
School Revenue (Chester
Community Charter School Project)	6.13	8/15/40	1,500,000		1,392,105
Harrisburg Authority,
University Revenue (The
Harrisburg University of
Science and Technology Project)	6.00	9/1/36	3,000,000		2,616,450
JPMorgan Chase Putters/Drivers
Trust (Geisinger Authority,
Health System Revenue
(Geisinger Health System))	5.13	6/1/35	2,000,000	[b,d]	2,056,260

16

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania (continued)
Montgomery County Higher
Education and Health
Authority, First Mortgage
Improvement Revenue
(American Health Foundation/
Montgomery, Inc. Project)	6.88	4/1/36	2,000,000	1,858,320
Pennsylvania Economic Development
Financing Authority, Sewage
Sludge Disposal Revenue
(Philadelphia Biosolids
Facility Project)	6.25	1/1/32	1,000,000	1,050,870
Susquehanna Area Regional Airport
Authority, Airport System Revenue	6.50	1/1/38	1,825,000	1,756,380
Tennessee—1.1%
Tennessee Energy Acquisition
Corporation, Gas Project Revenue	5.25	9/1/26	2,000,000	1,932,600
Texas—7.9%
Brazos River Authority,
PCR (TXU Energy
Company LLC Project)	5.00	3/1/41	1,500,000	383,730
Clifton Higher Education Finance
Corporation, Education Revenue
(Uplift Education)	6.00	12/1/30	1,000,000	980,890
Dallas-Fort Worth International
Airport Facility Improvement
Corporation, Revenue
(Learjet Inc. Project)	6.15	1/1/16	1,000,000	999,950
Houston,
Combined Utility System First
Lien Revenue	5.00	11/15/19	1,000,000	1,209,130
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/31	1,000,000	991,270
La Vernia Higher Education
Finance Corporation,
Education Revenue
(Knowledge is
Power Program, Inc.)	6.25	8/15/39	2,250,000	2,325,285

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
North Texas Tollway Authority,
First Tier System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.75	1/1/40	1,175,000		1,236,241
North Texas Tollway Authority,
Second Tier System Revenue	6.13	1/1/31	3,700,000		3,821,545
Texas Public Finance Authority,
Charter School Finance
Corporation, Education Revenue
(Burnham Wood Charter
School Project)	6.25	9/1/36	2,250,000		2,030,130
Virginia—1.9%
Washington County Industrial
Development Authority, HR
(Mountain States Health Alliance)	7.25	7/1/19	3,000,000		3,411,960
Washington—2.7%
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.50	6/1/27	1,480,000		1,204,202
Kitsap County Consolidated Housing
Authority, Housing Revenue
(Pooled Tax Credit Projects)	5.60	6/1/37	1,500,000		1,127,745
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.60	9/1/25	1,675,000		1,462,443
Snohomish County Housing
Authority, Revenue (Whispering
Pines Apartments Project)	5.75	9/1/30	1,250,000		1,053,688
Wisconsin—.7%
Wisconsin,
GO	5.00	5/1/22	1,000,000		1,191,590
Multi State—.6%
Munimae Tax Exempt Subsidiary LLC	5.90	9/30/20	2,000,000	[b]	1,140,000
U.S. Related—4.2%
Government of Guam,
GO	6.75	11/15/29	1,500,000		1,546,815
Guam Waterworks Authority,
Water and Wastewater
System Revenue	5.63	7/1/40	1,765,000		1,628,177

18

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
U.S. Related (continued)
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	6.25	7/1/22	2,000,000	2,230,960
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	6.00	8/1/42	2,000,000	2,117,280
Total Long-Term Municipal Investments
(cost $183,986,686)				174,938,815

Short-Term Municipal
Investment—1.1%
Florida;
Florida Municipal Power Agency,
Revenue, Refunding
(All-Requirements Power Supply
Project) (LOC; Bank of America)
(cost $1,900,000)	0.17	9/1/11	1,900,000 [e]	1,900,000

Total Investments (cost $185,886,686)			99.1%	176,838,815
Cash and Receivables (Net)			.9%	1,638,556
Net Assets			100.0%	178,477,371

a Security issued with a zero coupon. Income is recognized through the accretion of discount.
b Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, these securities were valued at $7,269,640 or 4.1% of net assets.
c Non-income producing—security in default.
d Collateral for floating rate borrowings.
e Variable rate demand note—rate shown is the interest rate in effect at August 31, 2011. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

20

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	4.9
AA		Aa		AA	12.8
A		A		A	13.1
BBB		Baa		BBB	28.4
BB		Ba		BB	14.3
B		B		B	.9
CCC		Caa		CCC	1.1
CC		Ca		CC	.2
F1		MIG1/P1		SP1/A1	1.1
Not Rated[f]		Not Rated[f]		Not Rated[f]	23.2
					100.0

† Based on total investments.
f Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund	21

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			185,886,686	176,838,815
Interest receivable				2,884,149
Receivable for shares of Common Stock subscribed				353,455
Prepaid expenses				30,993
				180,107,412
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				151,332
Cash overdraft due to Custodian				175,413
Payable for floating rate notes issued—Note 4				1,000,000
Payable for shares of Common Stock redeemed				248,761
Interest and expense payable related to
floating rate notes issued—Note 4				1,954
Accrued expenses				52,581
				1,630,041
Net Assets ($)				178,477,371
Composition of Net Assets ($):
Paid-in capital				216,126,054
Accumulated net realized gain (loss) on investments				(28,600,812)
Accumulated net unrealized appreciation
(depreciation) on investments				(9,047,871)
Net Assets ($)				178,477,371

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	53,784,569	26,364,969	12,460,245	85,867,588
Shares Outstanding	4,829,827	2,365,049	1,120,600	7,706,585
Net Asset Value Per Share ($)	11.14	11.15	11.12	11.14

See notes to financial statements.

22

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Interest Income	12,027,787
Expenses:
Management fee—Note 3(a)	1,131,711
Distribution/Service Plan fees—Note 3(b)	395,804
Shareholder servicing costs—Note 3(c)	304,207
Registration fees	56,504
Professional fees	44,704
Prospectus and shareholders’ reports	19,010
Directors’ fees and expenses—Note 3(d)	17,319
Custodian fees—Note 3(c)	14,253
Loan commitment fees—Note 2	2,445
Interest and expense related to floating rate notes issued—Note 4	1,954
Interest expense—Note 2	117
Miscellaneous	33,261
Total Expenses	2,021,289
Less—reduction in fees due to earnings credits—Note 3(c)	(151)
Net Expenses	2,021,138
Investment Income—Net	10,006,649
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(4,224,982)
Net unrealized appreciation (depreciation) on investments	(7,650,630)
Net Realized and Unrealized Gain (Loss) on Investments	(11,875,612)
Net (Decrease) in Net Assets Resulting from Operations	(1,868,963)
See notes to financial statements.

The Fund	23

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	10,006,649	11,888,208
Net realized gain (loss) on investments	(4,224,982)	(8,195,848)
Net unrealized appreciation
(depreciation) on investments	(7,650,630)	29,379,561
Net Increase (Decrease) in Net Assets
Resulting from Operations	(1,868,963)	33,071,921
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(2,875,078)	(3,449,427)
Class C Shares	(1,255,068)	(1,398,532)
Class I Shares	(568,264)	(282,979)
Class Z Shares	(5,027,663)	(6,406,800)
Net realized gain on investments:
Class A Shares	(49,405)	—
Class C Shares	(26,483)	—
Class I Shares	(8,627)	—
Class Z Shares	(89,405)	—
Total Dividends	(9,899,993)	(11,537,738)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	17,824,938	35,541,798
Class C Shares	5,356,561	6,579,006
Class I Shares	9,864,620	9,762,992
Class Z Shares	5,481,315	8,381,933
Dividends reinvested:
Class A Shares	2,328,781	2,610,797
Class C Shares	719,544	752,439
Class I Shares	144,230	51,747
Class Z Shares	4,103,430	5,266,787
Cost of shares redeemed:
Class A Shares	(33,557,604)	(32,794,183)
Class C Shares	(10,580,834)	(7,312,832)
Class I Shares	(5,692,587)	(1,618,177)
Class Z Shares	(31,123,395)	(34,780,347)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(35,131,001)	(7,558,040)
Total Increase (Decrease) in Net Assets	(46,899,957)	13,976,143
Net Assets ($):
Beginning of Period	225,377,328	211,401,185
End of Period	178,477,371	225,377,328

24

	Year Ended August 31,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	1,610,735	3,132,773
Shares issued for dividends reinvested	209,716	228,977
Shares redeemed	(3,004,564)	(2,886,102)
Net Increase (Decrease) in Shares Outstanding	(1,184,113)	475,648
Class C
Shares sold	479,993	580,324
Shares issued for dividends reinvested	64,858	65,956
Shares redeemed	(957,255)	(644,838)
Net Increase (Decrease) in Shares Outstanding	(412,404)	1,442
Class I
Shares sold	896,288	867,730
Shares issued for dividends reinvested	13,024	4,489
Shares redeemed	(520,276)	(142,601)
Net Increase (Decrease) in Shares Outstanding	389,036	729,618
Class Z
Shares sold	492,582	739,762
Shares issued for dividends reinvested	369,690	462,303
Shares redeemed	(2,820,416)	(3,075,075)
Net Increase (Decrease) in Shares Outstanding	(1,958,144)	(1,873,010)
See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	11.74	10.64	12.05	12.90	13.63
Investment Operations:
Investment income—net[b]	.59	.61	.65	.66	.28
Net realized and unrealized
gain (loss) on investments	(.60)	1.08	(1.41)	(.86)	(.72)
Total from Investment Operations	(.01)	1.69	(.76)	(.20)	(.44)
Distributions:
Dividends from investment income—net	(.58)	(.59)	(.65)	(.65)	(.29)
Dividends from net realized
gain on investments	(.01)	—	—	—	—
Total Distributions	(.59)	(.59)	(.65)	(.65)	(.29)
Net asset value, end of period	11.14	11.74	10.64	12.05	12.90
Total Return (%)[c]	(.03)	16.31	(5.80)	(1.67)	1.57[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.00	.99	1.02	1.02	1.27[e]
Ratio of net expenses
to average net assets	1.00	.99	1.02	1.02	1.27[e]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[f]	—	.00[f]	.05	.23[e]
Ratio of net investment income
to average net assets	5.35	5.37	6.40	5.28	4.51[e]
Portfolio Turnover Rate	41.05	25.26	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	53,785	70,607	58,931	59,169	27,948

a	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

26

		Year Ended August 31,
Class C Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	11.75	10.66	12.06	12.91	13.63
Investment Operations:
Investment income—net[b]	.51	.52	.57	.57	.23
Net realized and unrealized
gain (loss) on investments	(.60)	1.08	(1.41)	(.87)	(.71)
Total from Investment Operations	(.09)	1.60	(.84)	(.30)	(.48)
Distributions:
Dividends from investment income—net	(.50)	(.51)	(.56)	(.55)	(.24)
Dividends from net realized
gain on investments	(.01)	—	—	—	—
Total Distributions	(.51)	(.51)	(.56)	(.55)	(.24)
Net asset value, end of period	11.15	11.75	10.66	12.06	12.91
Total Return (%)[c]	(.77)	15.31	(6.45)	(2.43)	1.27[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.75	1.76	1.80	1.80	1.99[e]
Ratio of net expenses
to average net assets	1.75	1.76	1.80	1.80	1.99[e]
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[f]	—	.00[f]	.05	.23[e]
Ratio of net investment income
to average net assets	4.62	4.60	5.63	4.53	3.69[e]
Portfolio Turnover Rate	41.05	25.26	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	26,365	32,647	29,579	30,730	9,397

a	From March 15, 2007 (commencement of initial offering) to August 31, 2007.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Amount represents less than .01%.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class I Shares	2011	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.72	10.63	9.15
Investment Operations:
Investment income—net[b]	.63	.66	.49
Net realized and unrealized
gain (loss) on investments	(.61)	1.05	1.46
Total from Investment Operations	.02	1.71	1.95
Distributions:
Dividends from investment income—net	(.61)	(.62)	(.47)
Dividends from net realized gain on investments	(.01)	—	—
Total Distributions	(.62)	(.62)	(.47)
Net asset value, end of period	11.12	11.72	10.63
Total Return (%)	.22	16.50	21.80[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.73	1.17[d]
Ratio of net expenses to average net assets	.74	.72	.75[d]
Ratio of interest and expense related to
floating rate notes issued to average net assets	.00[e]	—	—
Ratio of net investment income
to average net assets	5.62	5.57	6.69[d]
Portfolio Turnover Rate	41.05	25.26	28.94
Net Assets, end of period ($ x 1,000)	12,460	8,577	21

a	From December 15, 2008 (commencement of initial offering) to August 31, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Amount represents less than .01%.

See notes to financial statements.

28

		Year Ended August 31,
Class Z Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	11.75	10.65	12.05	12.91	13.34
Investment Operations:
Investment income—net[b]	.60	.63	.67	.67	.63
Net realized and unrealized
gain (loss) on investments	(.61)	1.09	(1.41)	(.87)	(.39)
Total from Investment Operations	(.01)	1.72	(.74)	(.20)	.24
Distributions:
Dividends from investment income—net	(.59)	(.62)	(.66)	(.66)	(.63)
Dividends from net realized
gain on investments	(.01)	—	—	—	(.04)
Total Distributions	(.60)	(.62)	(.66)	(.66)	(.67)
Net asset value, end of period	11.14	11.75	10.65	12.05	12.91
Total Return (%)	.05	16.44	(5.64)	(1.59)	1.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95	.82	.85	.97	1.24
Ratio of net expenses
to average net assets	.95	.82	.84	.97	1.24
Ratio of interest and expense related
to floating rate notes issued
to average net assets	.00[c]	—	.00[c]	.05	.23
Ratio of net investment income
to average net assets	5.45	5.58	6.59	5.32	4.62
Portfolio Turnover Rate	41.05	25.26	28.94	76.05	55.80
Net Assets, end of period ($ x 1,000)	85,868	113,547	122,871	152,058	126,390

a The fund commenced offering three classes of shares on March 15, 2007.The existing shares were redesignated Class
Z and the fund added Class A and Class C shares.
b Based on average shares outstanding at each month end.
c Amount represents less than .01%.

See notes to financial statements.

The Fund	29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus High Yield Municipal Bond Fund (the “fund”) is a separate non-diversified series of Dreyfus Municipal Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek high current income exempt from federal income tax. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are closed to new investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and inter-

30

pretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All preceding securities are categorized as Level 2 in the hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

32

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investment in Securities:
Municipal Bonds	—	175,639,055	1,199,760	176,838,815

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Municipal Bonds ($)
Balance as of 8/31/2010	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(240)
Purchases	—
Sales	—
Transfers in to Level 3†	1,200,000
Transfers out of Level 3	—
Balance as of 8/31/2011	1,199,760
The amount of total gains (losses) for the
period included in earnings attributable to
the change in unrealized gains (losses) relating
to investments still held at 8/31/2011	(799,640)

†	Transfers in to or out of Level 3 represent the value at the date of transfer.The transfer into Level
3 for the current period was due to the lack of observable inputs following the issuer’s default.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”).ASU 2010-06 requires reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011. ASU 2010-06 also requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures have been adopted by the fund.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid

34

monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $98,613, undistributed ordinary income $259,053, accumulated capital losses $24,191,880 and unrealized depreciation $8,765,159. In addition, the fund had $4,950,697 of capital losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, $715,251 of the carryover

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

expires in fiscal 2016, $7,033,387 expires in fiscal 2017, $10,523,962 expires in fiscal 2018 and $5,919,280 expires in fiscal 2019.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: tax exempt income $9,726,073 and $11,537,738 and ordinary income $173,920 and $0, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $280,576, increased accumulated net realized gain (loss) on investments by $212,905 and increased paid-in capital by $67,671. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $8,200, with a related weighted average annualized interest rate of 1.42%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

36

During the period ended August 31, 2011, the Distributor retained $7,660 from commissions earned on sales of the fund’s Class A shares and $7,292 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2011, Class C shares were charged $210,705, pursuant to the Plan.

Under the Service Plan (the “Service Plan”) adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares and servicing shareholder accounts at an amount not to exceed an annual rate of .25% of the value of the average daily net assets of Class Z shares. During the period ended August 31, 2011, Class Z shares were charged $185,099 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of the average daily net assets of Class A and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, Class A and Class C shares were charged $138,119 and $70,235, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $28,307 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $3,283 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $151.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $14,253 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $91,235, Rule 12b-1 distribution plan fees $28,648, shareholder services plan fees $17,049, custodian fees $5,100, chief compliance officer fees $3,253 and transfer agency per account fees $6,047.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended August 31, 2011, redemption fees charged and retained by the fund amounted to $7,554.

38

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011, amounted to $76,453,660 and $107,044,760, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust.The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals.A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The average amount of borrowings outstanding under the inverse floater structure during the period ended August 31, 2011, was approximately $250,000, with a related weighted average annualized interest rate of .78%.

At August 31, 2011, the cost of investments for federal income tax purposes was $184,603,974; accordingly, accumulated net unrealized depreciation on investments was $8,765,159, consisting of $6,708,980 gross unrealized appreciation and $15,474,139 gross unrealized depreciation.

The Fund	39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus High Yield Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus High Yield Municipal Bond Fund (one of the series comprising Dreyfus Municipal Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus High Yield Municipal Bond Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

40

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended August 31, 2011 as “exempt-interest dividends” (not generally subject to regular federal income tax).The fund also hereby designates $.0097 per share as a short-term capital gain distribution paid on December 9, 2010.Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2011 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2011 calendar year on Form 1099-INT, both of which will be mailed in early 2012.

The Fund	41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
David W. Burke (75)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
No. of Portfolios for which Board Member Serves: 82
———————
William Hodding Carter III (76)
Board Member (2006)
Principal Occupation During Past 5Years:
• Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006-present)
• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Gordon J. Davis (70)
Board Member (1995)
Principal Occupation During Past 5Years:
• Partner in the law firm of Dewey & LeBoeuf LLP
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)

No. of Portfolios for which Board Member Serves: 44

42

Joni Evans (69)
Board Member (1991)
Principal Occupation During Past 5Years:
• Chief Executive Officer, www.wowOwow.com an online community dedicated to women’s conversations and publications (2007-present)
• Principal, Joni Evans Ltd. (publishing) (2006-present)
• Senior Vice President of the William Morris Agency (1994-2006)
No. of Portfolios for which Board Member Serves: 29
———————
Ehud Houminer (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Richard C. Leone (71)
Board Member (2006)
Principal Occupation During Past 5Years:
• Senior Fellow of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues
Other Public Company Board Memberships During Past 5Years:
• Partnership for a Secure America, Director
No. of Portfolios for which Board Member Serves: 29
———————
Hans C. Mautner (73)
Board Member (2006)
Principal Occupation During Past 5Years:
• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-2010)
• Chairman and Chief Executive Officer of Simon Global Limited (1999-2010)
No. of Portfolios for which Board Member Serves: 29

The Fund	43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (47)
Board Member (2006)
Principal Occupation During Past 5Years:
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances
(1995-present)
• SeniorVice President, Mentor, a national non-profit youth mentoring organization (1992-2005)
No. of Portfolios for which Board Member Serves: 54
———————
Burton N.Wallack (60)
Board Member (1991)
Principal Occupation During Past 5Years:
• President and Co-owner of Wallack Management Company, a real estate management company
No. of Portfolios for which Board Member Serves: 29
———————
John E. Zuccotti (74)
Board Member (2006)
Principal Occupation During Past 5Years:
• Chairman of Brookfield Properties, Inc.
• Senior Counsel of Weil, Gotshal & Manges, LLP
• Emeritus Chairman of the Real Estate Board of New York
Other Public Company Board Memberships During Past 5Years:
• Emigrant Savings Bank, Director (2004-present)
• Doris Duke Charitable Foundation,Trustee (2006-present)
No. of Portfolios for which Board Member Serves: 29
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Arnold S. Hiatt, Emeritus Board Member

44

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	45

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

46

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	47

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $131,218 in 2010 and $121,248 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $      21,528 in 2010 and $24,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0            in 2010 and $0 in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were  $12,619 in 2010 and $12,391 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2010 and $0 in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2670 in 2010 and $282  in 2011. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2010 and $0 in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $28,173,266 in 2010 and $16,103,335 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS MUNICIPAL FUNDS, INC.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	October 24, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)